                              TERM LOAN AGREEMENT
                              -------------------

     THIS TERM LOAN AGREEMENT is entered into as of December 29, 1994, by and between CPS ACQUISITION CORP., a Georgia corporation, and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation.

                               R E C I T A L S:
                               ----------------

     A. CPS Acquisition Corp., a Georgia corporation, is acquiring all of the issued and outstanding capital stock of CPS Systems, Inc., a Texas corporation, from the existing shareholders of CPS Systems, Inc., pursuant to that certain Stock Purchase Agreement between such shareholders and PHF Associates, Inc., a Georgia corporation (and whose interest has been assigned to CPS Acquisition Corp.), dated as of November 11, 1994, in exchange for the payment of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000) cash, subject to adjustments as set forth in the Stock Purchase Agreement.

     B. Immediately following the consummation of the acquisition of the capital stock of CPS Systems, Inc., CPS Acquisition Corp. proposes to merge with and into CPS Systems, Inc., with CPS Systems, Inc. being the surviving corporation. CPS Systems, Inc., will, by virtue of the merger and operation of law, assume all of the obligations and liabilities of CPS Acquisition Corp., including all of CPS Acquisition Corp.'s obligations and liabilities under this Term Loan Agreement and the promissory note and other documents pertaining thereto.

     C. CPS Acquisition Corp. desires to borrow from Greyhound Financial Corporation a principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), the proceeds of which will be used to pay a portion of the purchase price of the capital stock of CPS Systems, Inc.

     D. Greyhound Financial Corporation desires to grant the credit accommodation requested by CPS Acquisition Corp., subject to the terms and conditions set forth herein.

                              A G R E E M E N T:
                              ------------------

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

                                   ARTICLE 1
                                   ---------

                        DEFINITIONS AND DETERMINATIONS
                        ------------------------------

     1.1  Definitions. As used in this Term Loan Agreement and in the other Term
          -----------
Loan Documents (as hereinafter defined), unless otherwise expressly indicated herein or therein, the following terms shall have the following meanings (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

          Accountants:  an independent certified public accounting firm selected
          -----------
     by Borrower and satisfactory to Lender.

          Accounting Changes:  changes in generally accepted accounting
          ------------------
     principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or any successor thereto) or other appropriate authoritative body.

          Acquisition:  the transaction pursuant to which Acquisition
          -----------
     Corporation intends to acquire all of the Company's Stock.

          Acquisition Corp.:  CPS Acquisition Corp., a Georgia corporation.
          -----------------

          Acquisition Documents:  the Stock Purchase Agreement and any and all
          ---------------------
     other documents, instruments, or agreements pursuant to which the Acquisition will be effected.

          ADA:  the Americans with Disabilities Act of 1990 (42 U.S.C. 12101, et
          ---                                                                 --
     seq.) and all applicable rules, regulations, codes, ordinances and guidance
     ---
     documents promulgated or published thereunder.

          Affiliate:  as to any Person, any other Person who directly or
          ---------
     indirectly controls, is under common control with, or is controlled by such Person. As used in this definition, "control" (including with its correlatives "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct (or cause the direction of) the management and policies of another Person, whether through ownership of securities, partnership or other ownership interests, by contract or otherwise), provided that, in any event: (a) any Person who owns directly or indirectly, five percent (5%) or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or five percent (5%) or more of the partnership or other ownership interests of any other such Person (other than as a limited partner of such other Person), whether voting or non-voting will be deemed to "control" such corporation or other Person, and
     (b) each director and officer of Borrower or any Subsidiary of Borrower shall be deemed to be an Affiliate of Borrower.

          Assignment of Contracts, Intangibles, Licenses and Permits:  the
          ----------------------------------------------------------
     assignment of contracts, intangibles, licenses and permits of Company, for security purposes, executed by Company in favor of Lender, as it may be from time to time amended, restated or replaced.

          Assignment of Life Insurance:  the assignment required pursuant to
          ----------------------------
     subsection 6.7.2, as it may be from time to time amended, restated or replaced.

          Assignment of Stock Purchase Agreement:  the assignment of the Stock
          ---------------------------------------
     Purchase Agreement, for security purposes, executed by Acquisition Corp. in favor of Lender, with respect to the Stock Purchase Agreement, as it may be from time to time amended, restated or replaced.

          Assignment of Trademarks:  the assignment of trademarks, for security
          ------------------------
     purposes, executed by Company, in favor of Lender, as it may be from time to time amended, restated or replaced.

          Assumption Agreement:  an assumption agreement to be executed by
          --------------------
     Company for Lender upon consummation of the Merger, pursuant to which Company assumes all of the Term Loan Obligations.

          Authorized Officer:  any of the following officers of Borrower: Chief
          ------------------
     Executive Officer, Chief Financial Officer/Treasurer/Controller or Assistant Controller.

          Bankruptcy Code:  the United States Bankruptcy Code and any successor
          ---------------
     statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          Base Rate:  the per annum rate of interest publicly announced, from
          ---------
     time to time, by Citibank, N.A., New York, New York ("Citibank"), as the base (or equivalent") rate of interest charged by Citibank to its largest and most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrower from Citibank at rates less than the announced base rate, or if Citibank ceases to publish its base rate, then such other published rate as the holder of the Term Loan Note shall determine to be comparable.

          Base Term Loan Fee:  the meaning given to in subsection 2.12.1.
          ------------------

          Borrower:  Acquisition Corp., prior to the Merger; and thereafter,
          --------
     Company (the entity surviving the Merger), and subject to the restrictions on assignment and transfer contained in this Term Loan Agreement, the successor and assigns of Company.

          Borrower's Collateral:  that portion of the Collateral which is owned
          ---------------------
     by Borrower or in which Borrower otherwise has an interest.

          Borrower's Stock:  all of the present and (subject to the limitations
          ----------------
     on the issuance of such stock contained herein) future issued and outstanding stock of Borrower prior to the Merger; and from and after the Merger, the Company's Stock.

          Borrower's Stockholders:  the Persons listed in Schedule 1.1
          -----------------------
     (Borrower's Stockholders).

          Borrower's Stockholders Pledge Agreement:  a pledge of the Borrower's
          ----------------------------------------
     Stock, executed prior to the Merger by Borrower's Stockholders in favor of Lender, as it may be from time to time amended, restated or replaced.

          Borrower's Warrantholders:  the Persons listed in Schedule 1.1
          -------------------------
     (BORROWER'S WARRANTHOLDERS).

          Business:  with respect to Borrower, holding all of the capital stock
          --------
     of Company; and with respect to Company, the business conducted by Company of designing, installing, licensing and maintaining proprietary computer software; providing customer assistance with respect to such software; and selling and maintaining computer hardware.

          Business Day:  any day other than a Saturday, Sunday or other day on
          ------------
     which banks in Los Angeles, California, or New York, New York, are required to close.

          Capital Expenditure:  with respect to any Person, any payment that is
          -------------------
     made or liability that is incurred by such Person for the lease, purchase, improvement, construction or use of any Property, the value or cost of which under GAAP is required to be capitalized and appears on such Person's balance sheet in the category of property, plant or equipment, without regard to the manner in which such payment or liability or the instrument pursuant to which it is made is characterized by such Person or any other Person.

          Capitalized Lease:  with respect to any Person, any lease of Property
          -----------------
     by such Person as lessee, the obligation for rental of which is required to be capitalized under GAAP.

          Chief Executive Officer:  with respect to any Person, the chief
          -----------------------
     executive officer of such Person appointed to such duties by such Person's Board of Directors.

          Chief Financial Officer:  with respect to any Person, the chief
          -----------------------
     financial officer of such Person appointed to such duties by such Person's Board of Directors.

          Closing:  the disbursement of the Term Loan.
          -------

          Closing Date:  the date of the Closing.
          ------------

          Collateral:  (a) all Property of Company, whether now owned or
          ----------
     hereafter acquired, together with all additions thereto and accessions thereof; (b) subject to the provisions of 6.17, Borrower's Stock; (c) Company's Stock; (d) the Life Insurance; (e) any other Property in which Lender is granted a Security Interest; and (f) the proceeds and products whether tangible or intangible, of any of the foregoing.

          Company:  CPS Systems, Inc., a Texas corporation.
          -------

          Company Security Documents:  the Assignment of Contracts, Intangibles,
          --------------------------
     Licenses and Permits, the Assignment of Life Insurance, the Assignment of Trademarks, and the Revolver Loan Agreement.

          Company Stock:  all of the issued and outstanding capital stock of
          -------------
     Company.

          Company Stockholders Pledge Agreement:  a pledge of Company's Stock,
          -------------------------------------
     executed by Borrower in favor of Lender, as it may be from time to time amended, restated or replaced.

          Controlled Group:  with respect to any Person, all members of a
          ----------------
     controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Person, are treated as a single employer under Section 414(b) and 414(c) of the IRC.

          Credit Facilities Documents:  the Term Loan Documents and the Revolver
          ---------------------------
     Loan Documents.

          Default Rate:  a per annum rate equal to the Term Loan Interest Rate
          ------------
     from time to time in effect plus four hundred (400) basis points.

          Depreciation:  with respect to any period, all depreciation on
          ------------
     Property taken during such period, as determined in accordance with GAAP.

          Environmental Laws:  any and all federal, state and local laws that
          ------------------
     relate to or impose liability or standards of conduct concerning public or occupational health and safety or the environment, as now or hereafter in effect and as have been or hereafter may be amended or reauthorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S)9601 et seq.), the Hazardous
                                                       -- ---
     Materials Transportation Act (42 U.S.C. (S)1802 et seq.), the Resources
                                                     -- ---
     Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.), the Federal
                                                      -- ---
     Water Pollution Control Act (33 U.S.C. (S)1251 et seq.), the Toxic
                                                    -- ---
     Substances Control Act (14 U.S.C. (S)2601 et seq.), the Clean Air Act (42
                                               -- ---
     U.S.C. (S)7401 et seq.), the National Environmental Policy Act (42 U.S.C.
                    -- ---
     (S)4321 et seq.), the Refuse Act (33 U.S.C. (S)407 et seq.), the Safe
             -- ---                                     -- ---
     Drinking Water Act (42 U.S.C. (S)300(f) et seq.), the Occupational Safety
                                             -- ---
     and Health Act (29 U.S.C. (S)651 et seq.), and all rules, regulations,
                                      -- ---
     codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

          ERISA:  the Employee Retirement Income Security Act of 1974, as
          -----
     amended, and any successor statute thereto, and the rules and regulations issued thereunder, as in effect from time to time.

          ERISA Affiliates:  as to any Person, any trade, business or other
          ----------------
     entity, whether or not incorporated, which, together with such Person, is treated as a single employer under Section 414(c) of the IRC.

          Event of Default:   any of the Events of Default set forth in Section
          ----------------
     8.1.

          Excess Cash Flow: for any period, Operating Cash Flow (calculated,
          ----------------
     however, using permitted rather than actual Capital Expenditures) for such period minus Total Contractual Debt Service.
            -----
          Excluded Trade Payables:  with respect to any Person, such Person's
          -----------------------
     normal and customary trade payables incurred in the ordinary course of business and paid within 90 days from the date incurred, [or, if not paid within ninety (90) days from the date incurred,payment is being disputed pursuant to a Permitted Protest or the normal terms offered to such Person by the trade creditor provide that payment is due more than ninety (90) days from the incurrence of the trade payable].

          Existing Leases:  the Leases (if any) so described in Schedule 1.1
          ---------------
     (Leases) under which Borrower or Company is a tenant.

          Existing Operating Agreements:  the Operating Agreements (if any) so
          -----------------------------
     described in Schedule 1 (Operating Agreements) for Borrower and Company.

          Fees:  the Term Loan Fees and the Revolver Loan Fees.
          ----

          Fiscal Year:  with respect to Borrower, the twelve (12) month period
          -----------
     beginning on each January 1 and ending on the following December 31; and with respect to Company, the twelve (12) month period beginning on each January 1 and ending on the following December 31.

          GAAP:  generally accepted accounting principles in the United States
          ----
     as in effect from time to time during the period in which such principles are to be applied, which shall include the official interpretations thereof by the Financial Accounting Standards Board, or any successor thereto, and Accounting Changes.

          Good Funds:  United States Dollars available to Lender in federal
          ----------
     funds at or before 1:00 p.m. Chicago time on a Business Day by virtue of receipt by Union Bank, in accordance with Section 2.11.

          Governmental Body:  any foreign, federal, state, municipal or other
          -----------------
     government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof or any court or arbitrator.

          Hazardous Materials:  any pollutant (including, without limitation,
          -------------------
     petroleum, or any portion thereof), hazardous, toxic or dangerous waste, substance or material defined as such in or for purposes of any Environmental Law.

          Incipient Default:  any event or condition which, with the giving of
          -----------------
     notice or the lapse of time, or both, would become an Event of Default.

     Indebtedness: With respect to any Person, all liabilities, obligations and
     ------------
reserves of such Person, contingent or otherwise, which in accordance with GAAP, would be reflected as a liability on a balance sheet or would be required to be disclosed in a financial statement, including, without limitation or duplication, the following: (a) all Indebtedness for Borrowed Money; (b) all obligations secured by any Lien upon Property of the Person for whom such determination is being made, whether or not such obligation or liability is assumed by such Person; (c) all guaranties, letters of credit and other contingent obligations, including, without limitation, obligations to repurchase or reimburse; (d) obligations with respect to the capital stock of the Person for whom such determination of Indebtedness is being made, which capital stock is subject either to mandatory redemption or redemption at the option of the holder of such stock, whether such mandatory or optional redemption is in whole or in part; and (e) liabilities with respect to unfunded, vested benefits under any Plan and with respect to withdrawal liabilities incurred under ERISA with respect to any Multi-employer Plan by any member of a Controlled Group.

     Indebtedness for Borrowed Money: with respect to any Person, without
     -------------------------------
duplication, all Indebtedness of such Person (a) with respect to borrowed money,
(b) evidenced by a note, debenture or other like written obligation to pay money (including, without limitation, with respect to Borrower, all of Borrower's Obligations), (c) with respect to obligations under Capitalized Leases or for the deferred purchase price of Property, or (d) pertaining to obligations under conditional sales or other title retention agreements, and all guaranties of any or all of the foregoing.

     Insured Persons: Paul E. Kana and James K. Hoofard, jr.
     ---------------

     Intellectual Property: the patent, copyrights trademarks, service marks,
     ---------------------
trade names, and applications for any of the foregoing so described in SECTION
1.1 (INTELLECTUAL PROPERTY).

     Interest Hedge Contract: an interest rate cap, hedge or similar agreement
     -----------------------
to be executed by and between Borrower and a financial institution acceptable to Lender, which agreement shall (a) be in effect for the first two (2) Loan Years,
(b) at the option of Lender, be renewed for an additional two (2) year period, except that Lender agrees that if a renewal is available for a period of one
-----------------------------------------------------------------------------
year, such renewal shall be for such one year period, (c) be in an amount of not
----------------------------------------------------
less than the product of (i) .75, multiplied by (B) the Term Loan Principal Balance which is outstanding (A) as of the Closing Date, with respect to the agreement described in clause (a) hereof or (ii) as of the date of renewal, with respect to the agreement described in clause (b) hereof, (d) provide protection for borrower if the Base Rate is in excess of eleven and one half percent (11.5%) and (e) otherwise be in form and content acceptable to Lender.

     Investment: with respect to any Person, the amount paid or committed to be
     ----------
paid or the value of Property or wages contributed or
     committed to be contributed by the Person making the Investment on its account for or in connection with the acquisition by such Person of any stock, partnership or other ownership interest, bonds, notes, debentures, or any other security of the Person in whom such investment is made or any evidence of Indebtness by reason of a loan advance, extension of credit, guaranty or other similar obligation of any debt, liability or Indebtedness of such Person in whom the Investment is made; provided, however, that the
                                                    --------  -------
     term "Investment" shall not include (a) trade and customer accounts receivable of such Person for inventory sold by it or services rendered by it in the ordinary course of business and payable in accordance with customary trade terms, or any letters of credit or other instruments securing the same, or (b) reasonable advances by such Person in the ordinary course of business to its employees for travel expenses, drawing accounts and similar expenditures.

          IRC: the Internal Revenue Code of 1986, as amended, and any successor
          ---
     statute thereto, and the rules, regulations and interpretations issued thereunder, as in effect from time to time.

          Leasehold Property: the real property which is the subject of the
          ------------------
     Leases.

          Leases: the Existing Leases and, without implying Lender's consent to
          ------
     the formation of any such lease except in accordance with the terms of this Term Loan Agreement, any and all future leases or subleases under which Borrower or Company has a leasehold or subleasehold interest in real property.

          Lender: Greyhound Financial Corporation, a Delaware corporation, and
          ------
     its successors and assigns.


          Lien: any mortgage, pledge, assignment, lien, charge, encumbrance or
          ----
     security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, or other title retention agreement.

          Loans: collectively, the Term Loan and the Revolver Loan.
          -----

          Loan Year: a period from the Closing Date through the first
          ---------
     anniversary of the Closing Date and, thereafter, each twelve (12) month period following such anniversary.

          Material Adverse Effect: with respect to any set of circumstances or
          -----------------------
     events and their effect on a Person, the reasonable likelihood of a material and adverse effect on (i) such Person's financial condition, operations, prospects or profits, (ii) the validity or enforceability against such Person of any Credit Facilities Document to which such Person is a party or any of the transactions contemplated thereby, (iii) the ability of such Person to perform its obligations under any of the Credit Facilities Loan Documents to which such Person is a party, (iv) the priority against such Person of the Security Interests (other than

     Permitted Prior Liens), or (v) with respect to Borrower only, the value of the Collateral.

          Maturity Date:  the fourth anniversary of the Closing Date.
          -------------

          Merger:  the merger of Acquisition Corp. into Company.
          ------

          Merger Documents:  that Plan of Merger between Company and Borrower,
          ----------------
     and, after the merger, the Certificate of Merger issued by the Texas and Georgia Secretaries of State.

          Multi-employer Plan:  a "multi-employer plan" as defined in Section
          -------------------
     4001(a)(3) of ERISA under which Borrower is an employer.

          Negotiable Collateral:  all of Company's present and future letters of
          ---------------------
     credit, notes, drafts, instruments, documents, personal property leases (where such Person is the lessor) and chattel paper.

          Net Worth:  at any time with respect to a Person, all amounts which in
          ---------
     accordance with GAAP should be included in shareholder's equity of such Person.

          Notes:  collectively, the Term Loan Note and the Revolver Loan Note.
          -----

          Obligations:  collectively, the Term Loan Obligations and the Revolver
          -----------
     Loan Obligations.

          Operating Agreement:  any lease, license, equipment lease, collective
          -------------------
     bargaining agreement, servicing agreement, service mark, trademark, patent, copyright, permit, Governmental Body approval or other agreement relating to the operation of the Business of Borrower or Company.

          Operating Cash Flow:  for any period, the net income or loss of
          -------------------
     Borrower (excluding the effect of any changes in GAAP and extraordinary gains or losses), plus depreciation, amortization, interest expense, the Term Loan Maintenance Fee, and the Unused Line Fee, accrued but unpaid federal and state income taxes and other non-cash expenses, and minus its
                                                                     -----
     actual state and federal income taxes paid, other non-cash income, and actual Capital Expenditures.

          PBGC:  the Pension Benefit Guaranty Corporation or any Governmental
          ----
     Body succeeding to its functions.

          Permitted Liens:  any of the following Liens:
          ---------------

               (a)  the Security Interests;

               (b) Liens for taxes or assessments and similar charges, which either are (i) not delinquent or (ii) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower has set aside reserves on its books which are satisfactory to Lender;

          (c) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the
                                                         --------
               underlying obligations relating to such Liens are paid in the ordinary course of business or the repayment of such obligations is otherwise secured in a manner satisfactory to Lender;

          (d) Zoning ordinances and, to the extent acceptable to Lender, easements, licenses, reservations, provisions, covenants, conditions and other title exceptions;

          (e) Liens to secure payment of insurance premiums (i) to be paid in accordance with applicable laws in the ordinary course of business relating to payment of worker's compensation, or (ii) that are required for the participation in any fund in connection with worker's compensation, unemployment insurance, old-age pensions or other social security programs;

          (f) Liens arising out of adverse judgments or awards against Borrower on appeal, provided that (i) no Event of Default would exist with
                          --------
               respect thereto pursuant to subsection 8.1.6 and (ii) Borrower diligently is pursuing such appeal pursuant to a Permitted Protest;

          (g) subject to the terms of the Subordination Agreement, the Subordinated Indebtedness Liens; and

          (h) the security interest retained by International Business Machines Corporation pursuant to that Value Added Reseller Agreement between it and Company, a copy of which is attached hereto as
               Exhibit 1.1 (IBM AGREEMENT) or by another hardware manufacturer under any similar agreement between it and Company.

     Permitted Prior Liens: (a) the Permitted Liens which are described in
     ---------------------
clause (b) and (c) of the definition of that term and are accorded priority to the Security Interests by law; and (b) the Permitted Liens described in clauses
(d), (e) and (f) of the definition of that term, subject to the limitations set forth therein.

     Permitted Protest: the right of Borrower to protest any Lien, tax or other
     -----------------
charge, other than any such Lien or charge which constitutes a portion of the Obligations, provided (a) at the option of Lender, either (i) the repayment of the obligations which gave rise to such Liens, taxes or other charges is secured in a manner satisfactory to Lender within sixty (60) days after such obligations become due and owing or (ii) a reserve with respect to such obligations is established on the Books in an amount which is satisfactory to Lender, (b) any such protest is instituted and diligently prosecuted by Borrower in good faith and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity or priority of any of the Security Interests.

          Person:  any individual, firm, corporation, business enterprise,
          ------
     trust, association, joint venture, partnership, Governmental Body or other entity, whether acting in an individual, fiduciary or other capacity.

          Plan:  with respect to any Person, any employee pension benefit plan
          ----
     subject to Title IV of ERISA, established or maintained by such Person, or any such Plan to which such Person is required to contribute on behalf of any of its employees.

          Property:  all types of real, personal or mixed property and all types
          --------
     of tangible or intangible property.

          Qualified Depository:  a member bank of the Federal Reserve System
          --------------------
     having a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000).

          Real Property:  all legally or beneficially owned estates in real
          -------------
     property, except leasehold estates in the Leasehold Property.

          Revolver Loan:  the revolving loan in principal amount not to exceed
          -------------
     $1,000,000 at any time to be made to Company pursuant to the Revolver Loan Documents.

          Revolver Loan Agreement: that Revolver Loan and Security Agreement to
          -----------------------
     be entered into between Company and Lender simultaneously with the Closing, as it may be from time to time renewed, amended, restated or replaced.

          Revolver Loan Documents:  the Revolver Loan Agreement and the other
          -----------------------
     documents now or hereafter executed in connection with the Revolver Loan.

          Revolver Loan Fees:  the meaning given to it in the Revolver Loan
          ------------------
     Agreement.

          Revolver Loan Guaranty:  an agreement, executed by Acquisition Corp.,
          ----------------------
     pursuant to which Acquisition Corp. (subject to the provisions of Section 6.17) shall unconditionally guarantee full payment and performance of the Revolver Loan Obligations and fully subordinate any Indebtedness now or hereafter owing by Acquisition Corp. to Company and the Liens pertaining to such Indebtedness.

          Revolver Loan Note:  the promissory note executed by Company pursuant
          ------------------
     to the Revolver Loan Agreement.

          Revolver Loan Obligations:  the covenants, agreements, obligations and
          -------------------------
     conditions to be paid or performed by Company and/or Borrower under the Revolver Loan Documents (including the Revolver Loan Guaranty).

          Revolver Loan Principal Balance:  the principal balance of the
          -------------------------------
     Revolver Loan which is outstanding from time to time.

          Security Documents:  this Term Loan Agreement, the Assignment of Stock
          ------------------
     Purchase Agreement, the Company Security Documents, the Borrower's Stockholders Pledge Agreement, the Company's Stockholders Pledge Agreement, and any and all other documents now or hereafter executed to evidence or perfect the Security Interests in the Collateral.

          Securities Act:  the Securities Act of 1933, as amended, or any
          --------------
     similar federal statue, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, as in effect from time to time.

          Security Interests:  the Liens in the Collateral granted to Lender
          ------------------
     pursuant to the Term Loan Documents.

          Senior Contractual Debt Service:  for any period, the sum of: (a)
          -------------------------------
     payments made or required to be made by Borrower or Company during such period for principal and interest on the Term Loan, interest only on the Revolver Loan, the Term Loan Maintenance Fee and the Unused Line Fee due, excluding, however, any Excess Cash Flow prepayments made or required to be made pursuant to subsection 2.8.3; and (b) without implying Lender's consent to any such Capitalized Lease, payments due on Capitalized Leases of Borrower or Company.

          Shareholder Debt:  long-term debt as of December 28, 1994 in the
          ----------------
     principal amount of Eight Hundred Sixty-Three Thousand Fifty-Three and 03/100 Dollars ($863,053.03) owing to the following former shareholders of
     Company: Paul A. Hughes and Gloria P. Schlab.

          Solvency Certificate (Borrower): a certificate executed by the Chief
          -------------------------------
     Executive Officer and Chief Financial Officer of Borrower with respect to the solvency of Borrower and related matters.

          Solvency Certificate (Company): a certificate executed by the Chief
          ------------------------------
     Executive Officer and Chief Financial Officer of Company with respect to the Solvency of Company and related matters.

          Solvent:  with respect to any Person, as of the date as to which such
          -------
     Person's solvency is to be measured:

               (a) the "fair saleable value" (defined below) of the assets of such Person is in excess of the total amount of the liabilities of such Person (including contingent liabilities) as they become absolute and matured:

               (b)  such Person has sufficient capital to conduct its business;
          and

               (c)  such Person is able to meet its debts as they mature.

     For purpose of this definition, the phrase "fair saleable value" shall mean the amount which may be realized within a reasonable time through a sale of such Person as a going concern in a transaction between a willing and able buyer under no compulsion to buy and a willing and able seller under no compulsion to sell.

          Stock Purchase Agreement: collectively, that Stock Purchase Agreement
          ------------------------
     dated as of November 11, 1994, by and among PHF Associates, Inc. (to whose interest Acquisition Corp. has succeeded), as buyer, and Clayton O. Callaway, Gary P. Caldwell, Robert F. Kiesling, Janice H. McCord, James K. Hoofard, Jr., Katherine M. Williamson, Richard G. Bingham, II, and Stanton
     W. Galbraith, as sellers, and the escrow agreement related thereto.

          Subordinated Indebtedness: the Indebtedness to be owned by Borrower to
          -------------------------
     Subordinated Lender in the Current principal amount of Two Million One Hundred Thousand Dollars ($2,100,000).

          Subordinated Indebtedness Documents: all loan documents executed and
          -----------------------------------
     delivered by Borrower, Company or their respective Affiliates related to the Subordinated Indebtedness.

          Subordinated Indebtedness Liens: the Liens granted to Subordinated
          -------------------------------
     Lender pursuant to the Subordinated Indebtedness Documents and junior to the Security Interests.

          Subordinated Lender: Hanifen Imhoff Mezzanine Fund, L.P., a Colorado
          -------------------
     limited partnership.

          Subordination Agreement: that Subordination and Intercreditor
          -----------------------
     Agreement to be executed by Lender, Subordinated Lender, Borrower, Borrower's Stockholders, Company and Company's Stockholders simultaneously with Closing.

          Subsidiary: with respect to any Person, any corporation, association,
          ----------
     partnership, joint venture or other business entity of which such Person, directly or indirectly, either (a) with respect to a corporation, owns or controls fifty percent (50%) or more of the voting power and has the ability to elect at least a majority of the board of directors or similar managing body, whether or not a class or classes shall or might have voting power by reason of the happening of any contingency, or (b) with respect to an association, partnership, joint venture or other business entity, is entitled to share in fifty percent (50%) or more of the profits and losses, however determined, and has voting control with respect thereto.

          Term Loan: the Senior Term Loan made pursuant to this Term Loan
          ---------
     Agreement and described in Paragraph 2.1.

          Term Loan Interest Rate: a variable per annum rate equal to the Base
          -----------------------
     Rate plus two hundred fifty (250) basis points, which rate shall be adjusted as and when the Base Rate changes.

          Term Loan Agreement: this Term Loan Agreement, as it may be from time
          -------------------
     to time renewed, amended, restated or replaced.

          Term Loan Documents: the Term Loan Documents (Closing) and all other
          -------------------
     documents now or hereafter executed in connection with the Term Loan.

          Term Loan Documents (Closing): the following loan documents:
          ----------------------------

               (a)  this Term Loan Agreement;

               (b)  the Term Loan Note;

               (c)  the Security Documents;

               (d)  the Environmental Certificates;

               (e)  the Solvency Certificate (Borrower);

               (f)  the Solvency Certificate (Company);

               (g) UCC financing statements executed by debtors with respect to the Collateral:

               (h)  the Term Loan Guaranty;

               (i)  the Subordination Agreement; and

               (j) such other instruments and documents as Lender may require at Closing to evidence the Term Loan and to evidence and perfect the Security Interests.

          Term Loan Fees: collectively, the Base Term Loan Fee, the Term Loan
          --------------
     Maintenance Fee and the Term Loan Success Fee.

          Term Loan Guaranty: an agreement, executed by Company, pursuant to
          ------------------
     which Company (subject to the provisions of Section 6.17) shall unconditionally guarantee full payment and performance of the Term Loan Obligations and fully subordinate any Indebtedness now or hereafter owing by Company to Borrower and the Liens pertaining to such Indebtedness.

          Term Loan Maintenance Fee: the fee described in subsection 2.12.2(b).
          -------------------------

          Term Loan Note: the promissory note executed by Borrower in a form
          --------------
     acceptable to Lender in the principal amount of $1,500,000 to evidence the Term Loan.

          Term Loan Obligations: the covenants, agreements, obligations and
          ---------------------
     conditions to be paid or performed by Borrower under the Term Loan
     Documents.

          Term Loan Prepayment Premium: the meaning given to it in subsection
          ----------------------------
     2.8.1 (b).

          Term Loan Principal Balance: the principal balance of the Term Loan
          ---------------------------
     which is outstanding from time to time.

          Term Loan Success Fee: the meaning given to it in subsection 2.12.3
          ---------------------

          Total Contractual Debt Service: for any period, the sum of Senior
          -------------------------------
     Contractual Debt Service and payments made on the Subordinated Indebtedness to the extent such payments are not prohibited pursuant to the terms of the Subordination Agreement.

          Total Debt: at any time, the sum of the unpaid principal balance of
          ----------
     (a) the Term Loan, (b) the Revolver Loan, (c) the Subordinated Indebtedness and (d) without implying Lender's consent to any such Indebtedness, all other Indebtedness for Borrowed Money of Borrower and Company.

          Transaction Documents: the Term Loan Documents, the Revolver Loan
          ---------------------
     Documents, the Acquisition Documents and the Merger Documents.

          UCC: The Uniform Commercial Code, as from time to time adopted in the
          ---
     State of Arizona .

          Unused Line Fee: the meaning given to in the Revolver Loan Agreement.
          ---------------

     1.2  Time Periods. In this Term Loan Agreement and the other Term Loan
          ------------
Documents, in the computation of periods of time from a specified date to a later specified date, (a) the word "from" means "from and including," (b) the words "to" and "until" each mean "to, but excluding" and (c) the words "through," "end of" and "expiration" each mean "through and including." Unless otherwise specified, all references in this Term Loan Agreement and the other Term Loan Documents to (a) a "month" shall be deemed to refer to a calendar month, (b) a "quarter" shall be deemed to refer to a calendar quarter, and (c) a "year" shall be deemed to refer to a calendar year.

     1.3  Accounting Terms and Determinations. All accounting terms not
          -----------------------------------
specifically defined herein shall be construed, all accounting determinations hereunder shall be made, and all financial statements required to be delivered pursuant hereto shall be prepared, in accordance with GAAP. If any Accounting

Changes occur and such changes result in a change in the method of calculation of financial covenants, standards or terms contained in this Term Loan Agreement, then Borrower and Lender agree to enter into negotiations to amend such provisions of this Term Loan Agreement so as to reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made.

     1.4  References. All references in this Term Loan Agreement to "Article,"
          ----------
"Section," "subsection," "subparagraph," "clause," "Exhibit," or "Schedule," unless otherwise indicated, shall be deemed to refer to an Article, Section, subsection, subparagraph, clause, Exhibit or Schedule, as applicable, of this Term Loan Agreement.

     1.5  Schedules and Exhibits. All of the schedules and exhibits attached to
          ----------------------
this Term Loan Agreement shall be deemed to be incorporated herein by reference.

     1.6  Lender's Discretion. Whenever the terms "satisfactory to Lender,"
          -------------------
"determined by Lender," "acceptable to Lender," consent of Lender," "Lender shall elect," "Lender shall request," "in Lender's judgment," or similar terms are used in the Term Loan Documents, except as otherwise specifically provided therein, such terms shall mean satisfactory to, at the election of, determined by, acceptable to, requested by, or judged by, as applicable, Lender in its sole and unlimited discretion.

     1.7  Borrower's Knowledge. Any statements, representations or warranties
          --------------------
that are based upon the knowledge of Borrower shall be deemed to have been made after due inquiry by Borrower with respect to the matter in question.

     1.8  Payments in Kind. For purposes of this Term Loan Agreement, any
          ----------------
payment of Indebtedness or interest accrued on Indebtedness which is made through the delivery of a promissory note or other instrument evidencing additional Indebtedness, shall not be considered to have been "made" or "paid" hereunder until such time as the obligor with respect to such promissory note or other instrument makes payment on the same in cash or other form of legal tender, and until such time as payment is so made the Indebtedness represented by such promissory note or other instrument shall be considered "due" hereunder.

                                   ARTICLE 2
                                   ---------

                        TERM LOAN AND TERMS OF PAYMENT
                        ------------------------------

     2.1  Amount of Term Loan. The Term Loan shall consist of an advance in the
          -------------------
amount of One Million Five Hundred Thousand Dollars ($1,500,000) disbursed to (or at the direction of) Borrower on the Closing Date.

     2.2  Reborrowing. Borrower shall not be entitled to reborrow any portion
          -----------
of the principal balance of the Term Loan that is repaid or prepaid.

     2.3  Closing.
          -------

          2.3.1  Disbursement of the Term Loan on Closing Date. On the Closing
                 ---------------------------------------------
     Date, provided no Incipient Default or Event of Default shall exist and all of the terms and conditions set forth in Article 4 shall have been satisfied, Lender shall make the Term Loan to Borrower, the proceeds of which shall be disbursed in accordance with the instructions described on
     Exhibit 2.3.1.

          2.3.2  Notification of Closing. Borrower shall provide Lender with at
                 -----------------------
     least forty-eight (48) hours prior written notice of the Closing, which notice shall enable Lender to arrange for the availability of funds. In the event the Closing does not take place on the date specified in such notice, Borrower shall reimburse Lender for the costs incurred by Lender to maintain the necessary funds available for the Closing, at the rate of two percent (2%) per annum on the Term Loan for the number of days which elapse between the date specified in such notice and the date upon which the Closing actually occurs (which number of days shall not include the date specified in Borrower's notice, but shall include the Closing Date).

     2.4  Interest.
          --------

          2.4.1  Interest Rate. Except as provided in Section 2.7 or elsewhere
                 -------------
     in the Term Loan Documents, the Term Loan shall bear interest at the Term Loan Interest Rate.

          2.4.2  Interest Computation. Interest shall be computed on the basis
                 --------------------
     of a year consisting of three hundred sixty (360) days and charged for the actual number of days during the period for which interest is being charged.

          2.4.3. Maximum Interest. Notwithstanding any provision to the contrary
                 ----------------
     herein contained, Lender shall not collect a rate of interest on any obligation or liability due and owing by Borrower to Lender in excess of the maximum contract rate of interest permitted by applicable law. Lender and Borrower have agreed that the interest laws of the State of Arizona shall govern the relationship between them, but in the event of a final adjudication to the contrary, Borrower shall be obligated to pay, nunc pro tunc, to Lender only such interest as then shall be permitted by the laws of the state found to govern the contract relationship between Lender and Borrower. All interest found in excess of that rate of interest allowed and collected by Lender shall be applied to the principal balance in such manner as to prevent the payment and collection of interest in excess of the rate permitted by applicable law.

     2.5  Payment of Principal and Interest. The principal of and interest on
          ---------------------------------
the Term Loan shall be due and payable in forty-seven (47) consecutive monthly installments of Thirty-Two Thousand Six Hundred Fourteen Dollars ($32,614) each, commencing on February 1, 1995, and continuing on the first day of each month thereafter through and including December 1, 1998. All remaining principal, accrued and unpaid interest, the Term Loan Success Fee, any balance of the Term

Loan Maintenance Fee and any other sums due and owing pursuant to the Term Loan Documents shall be due and payable on the Maturity Date.

     2.6  Late Charges.  If a payment of principal, or interest to be made
          ------------
pursuant to this Term Loan Agreement becomes past due for a period in excess of ten (10) Business Days, Borrower shall pay on demand to Lender a late charge of two percent (2%) of the amount of such overdue payment.

     2.7  Default Rate. Payments of principal, interest and any other amounts
          ------------
due and payable under the Term Loan Documents shall, at the option of Lender, earn interest after they are due at the Default Rate. At the option of Lender,
              -----
while an Event of Default exists, and in all events after an acceleration of the Term Loan Obligations by Lender, interest shall accrue on the entire outstanding principal balance of the Term Loan at the Default Rate.

     2.8  Prepayments.
          -----------

          2.8.1   Prepayment of the Term Loan.  Borrower may voluntarily prepay
                  ---------------------------
     the principal balance of the Term Loan in whole, but not in part, at any time, subject to the following conditions:

                  (a)  Notice of Prepayment. Not less than thirty (30) days
                       --------------------
          prior to the date upon which Borrower desires to make such prepayment, Borrower shall deliver to Lender written notice of its intention to prepay, which notice shall be irrevocable and state the prepayment date:

                  (b)  Term Loan Prepayment Premium. Borrower shall pay to
                       ----------------------------
          Lender, concurrently with such prepayment of the Term Loan Principal
          Balance: (i) a prepayment premium (the "Term Loan Prepayment Premium") equal to (A) five precent (5%) of the amount prepaid if such prepayment is made during the first Loan Year, (B) four percent (4%) of the amount prepaid if such prepayment is made during the second Loan Year, (C) three percent (3%) of the amount prepaid if such prepayment is made during the third Loan Year, and (D) two percent (2%) of the amount prepaid if such prepayment is made during the fourth Loan Year; (ii) accrued and unpaid interest through the date of such prepayment on the principal balance being prepaid; and (iii) any and all of the other Obligations then due which remain unpaid, including without limitation, and the unpaid balance of the Term Loan Maintenance Fee.

                  (c)  Revolver Loan.  The Revolver Loan, including, without
                       -------------
          limitation, the Revolver Loan Prepayment Premium (as defined in the Revolver Loan Agreement) and the unpaid Revolver Loan Fees shall be paid pursuant to the provisions of Revolver Loan Agreement.

          2.8.2   Additional Payments. Borrower shall pay to Lender any and all
                  -------------------
     reasonable out-of-pocket expenses incurred by Lender in connection with such prepayment, including, without limitation, reasonable attorneys' fees and other costs of preparing, filing and/or recording documents releasing the Collateral.

          2.8.3   Excess Cash Flow Prepayments. Within thirty (30) days after
                  ----------------------------
     the receipt by Lender of the annual financial statements described in subsection 6.3.2, Lender may deliver a notice to Borrower requiring Borrower to repay the Term Loan in an amount not to exceed fifty percent (50%) of Excess Cash Flow for the Fiscal Year covered by such financial statements. All prepayments under this subsection 2.8.3 shall be paid to Lender from Excess Cash Flow before Borrower pay any dividends, bonuses, or
                                  ------
     capital distributions. Any prepayments required under this subsection 2.8.3 are strictly at the sole option of Lender.

          2.8.4   Prepayment of Life Insurance Proceeds. Proceeds received by
                  -------------------------------------
     lender from the Life Insurance shall be applied as a prepayment of the Obligations in such order and manner as Lender may determine. Lender shall notify Borrower promptly of the receipt by Lender of any proceeds from the Life Insurance.


          2.8.5   Interest Hedge Contract. Proceeds of the Interest Hedge
                  -----------------------
     Contract shall be applied as a prepayment of the Term Loan Principal. Lender shall give Borrower prompt notice of the receipt by Lender of any proceeds of the Interest Hedge Contract.

          2.8.6   Prepayment of Stock Purchase Agreement Proceeds.  Proceeds of
                  -----------------------------------------------
     the Stock Purchase Agreement shall be applied to the Term Loan Principal Balance.

          2.8.7   Permitted Voluntary Partial Prepayments. Borrower may not make
                  ---------------------------------------
     voluntary partial principal prepayments on the Term Loan Note in addition to the payments it is required to make pursuant to the Term Loan Agreement.


          2.8.8   No Term Loan Prepayment Premium. No Term Loan Prepayment
                  -------------------------------
     Premium shall be payable with respect to any prepayment received by Lender pursuant to subsection 2.8.3, 2.8.4, 2.8.5 or 2.8.6

          2.8.9   Involuntary Prepayment. Any payment of the principal balance
                  ----------------------
     received by Lender resulting from the exercise by Lender of any remedy available to Lender subsequent to the occurrence of an Event of Default and the acceleration of the Term Loan Obligations shall be deemed to be a prepayment subject to the provision of this Section 2.8, and the applicable Term Loan Prepayment Premium [calculated in accordance with subsection
     2.8.1 (b)] and any other payment (including, without limitation, the Term Loan Success Fee and the unpaid balance of the Term Loan Maintenance Fee) required under Section 2.8.1(b) shall be payable on demand with respect to such payment.

     2.9  Application of Prepayments.  Subject to Lender's rights under this
          --------------------------
Term Loan Agreement or any of the other Credit Facilities Documents to apply such proceeds in a different manner, any proceeds of the Collateral received by Lender when no Event of Default exists shall be applied by Lender in the following order of priority:

          2.9.1   Late Charges and Fees. First, to the payment of any and all
                  ---------------------
     late charges, all fees (including the Fees) and expenses due to Lender under the Credit Facilities Documents;

          2.9.2   Revolver Loan Interest.  Second, to the payment of the
                  ----------------------
     interest which shall be due and payable on the Revolver Loan Principal Balance at the time of such payment;

          2.9.3   Term Loan Interest.  Third, to the payment of interest which
                  ------------------
     shall be due and payable on the Term Loan Principal Balance at the time of such payment;

          2.9.4   Term Loan Principal.  Fourth, to the payment of the Term
                  -------------------
     Loan Principal due on to Term Loan Note;

          2.9.5   Revolver Loan Principal.  Fifth, to the payment of the
                  -----------------------
     Revolver Loan Principal Balance; and

          2.9.6   Borrower.  Sixth, any surplus to the Borrower or such other
                  --------
     Person(s) as may be entitled thereto.

Prepayments of principal received by Lender pursuant to subsections 2.8.3, 2.8.4, 2.8.5 and 2.8.6 shall be applied to the payment of installments of the Principal Balance in the inverse order of maturity.

     2.10 Payments after Event of Default.  All payments received by Lender
          -------------------------------
during the existence of any Event of Default shall be applied in accordance with
Section 8.6.

     2.11 Method of Payment; No Setoff; Good Funds.
          ----------------------------------------

          2.11.1    Method of Payment. Except as may be otherwise provided in
                    -----------------
     the Revolver Loan Agreement with respect to payments due after the Merger, all payments to be made by Borrower pursuant to the Term Loan Documents shall be made to Lender by wire transfer to the account of Lender at Union Bank, 445 So. Figueroa St., Los Angeles, California, Credit Greyhound Financial Corporation, Credit Account No. 0700470377, ABA 122000496 reference: CPS Acquisition Corp., or to such other address as Lender shall notify Borrower.

          2.11.2    No Setoff. All payments hereunder and under the other Term
                    ---------
     Loan Documents made by or on behalf of Borrower shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state or local taxes.

          2.11.3    Good Funds.  Payment shall not be deemed to have been
                    ----------
     received by Lender until Lender is in receipt of Good Funds.

     2.12 Payment of Term Loan Fees.
          -------------------------

          2.12.1    Term Loan Fee. Borrower will pay a loan fee in the amount of
                    -------------
     Thirty Thousand Dollars ($30,000) on or before the Closing Date ("Base Term Loan Fee").

          2.12.2    Term Loan Maintenance Fee. Borrower shall pay to Lender a
                    -------------------------
     fee ("Term Loan Maintenance Fee") in an amount equal to Two Hundred Thousand Dollars ($200,000). The Term Loan Maintenance Fee shall be paid in forty-seven (47) equal monthly installments of Four Thousand One Hundred Sixty-Six and 77/100 Dollars ($4,166.77) each, commencing on the first day of February, 1995, and continuing on the first day of each month thereafter until fully paid; and the unpaid balance of the Term Loan Maintenance Fee shall be due and payable by Borrower on the earlier (a) of the prepayment of the Term Loan Obligations or (b) the Maturity Date.

          2.12.3    Term Loan Success Fee. Borrower shall pay to Lender a fee
                    ---------------------
     ("Term Loan Success Fee") in an amount equal to Fifty Thousand Dollars ($50,000) on the earlier to occur of (a) prepayment of the Term Loan Obligations or (b) the Maturity Date.

          2.12.4    Fees Earned and Non-Refundable. The Term Loan has been fully
                    ------------------------------
     earned by Lender and is non-refundable in all instances. The Term Loan Maintenance Fee and the Term Loan Success Fee shall be deemed fully earned upon Closing and are non-refundable in all instances.

                                   ARTICLE 3
                                   ---------

                         NOTE, SECURITY AND GUARANTIES
                         -----------------------------

     3.1  Note. The Term Loan shall be evidenced by the Term Loan Note.
          ----

     3.2  Grant of Security Interest. The Obligations shall be secured by the
          --------------------------
Security Interests, which shall be superior and prior to all other Liens except the Permitted Prior Liens.

     3.3  Borrower's Stockholders Pledge Agreement. In consideration for
          ----------------------------------------
Lender's providing financing to Borrower and to secure payment and performance of all of the Term Loan Obligations: (a) the Borrower's Stockholders shall pledge to Lender the Borrower's Stock pursuant to Borrower's Stockholders Pledge Agreement; and (b) the Company's Stockholders shall pledge to Lender all of the Company's Stock.

     3.4  Guaranties. In consideration of Lender's providing financing to
          ----------
Borrower, Company shall, until the Merger has been consummated, guarantee payment and performance of all of the Term Loan Obligations in accordance with the terms and conditions of the Guaranty, which Guaranty shall be joint, several and primary with the obligations of Borrower.

     3.5  Maintenance of Security Documents; Releases Upon Termination. Borrower
          ------------------------------------------------------------
shall maintain the Security Documents or cause the Security Documents to be maintained in full force effect until full and permanent satisfaction of the Obligations. Upon the full and permanent satisfaction of and payment in full of all of the Obligations, Lender shall deliver to Borrower, after receipt of request therefor and at Borrower's expense, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security.

     3.6  Recourse to Security. Recourse to security shall not be required for
          --------------------
any of the Obligations nor shall Lender be required to first marshal, dispose of, or realize upon the Collateral or any other security.

                                   ARTICLE 4
                                   ---------

                            CONDITIONS OF CLOSING
                            ---------------------

     Lender's obligation to make the Term Loan shall be subject to the satisfaction at Borrower's expense of all of the following conditions on or before the Closing Date, but not later than December 31, 1994, in a manner, form and substance satisfactory to Lender, and if such conditions are not so satisfied on or before such date, Lender's commitment hereunder to make the Term Loan shall expire:

     4.1  Representations and Warranties. On the closing Date the
          ------------------------------
representations and warranties of Borrower set forth in the Documents to which Borrower is a party shall be true and correct when made and at and as of the time of the Closing, except to the extent that such representations and warranties expressly relate to an earlier date.

     4.2  Delivery of Documents. The following shall have been delivered to
          ---------------------
Lender, each duly authorized and executed, where applicable, all of which shall be acceptable in form and substance to Lender:

          4.2.1 the Term Loan Documents (Closing);

          4.2.2 a certificate of the respective Secretaries (or an Assistant Secretary) of Borrower and Company which delivers to Lender the following and certifies as to the true and complete nature of the following:

               (a)  a certificate of incumbency for Borrower and Company;

               (b) a certificate of good standing for Borrower and Company in each state in which it is organized and/or qualified to do business;

               (c) certified copies of the corporate charter and bylaws of Borrower and Company, together with all effective and proposed amendments thereto;

               (d) certified copies of resolutions adopted by the board of directors of Borrower and Company authorizing the execution and delivery of the Term Loan Documents to which they are parties and the consummation of the transactions contemplated therein;

          4.2.3 certified or executed original true and complete copies of:

               (a)  Existing Leases;

               (b) any other Existing Operating Agreements of Borrower, including, without limitation, employment and non-competition agreements of Borrower's employees and other instruments, documents, certificates, consents, waivers and opinions as Lender may reasonably request;

               (c)  the Subordinated Indebtedness Documents;

               (b)  the Acquisition Documents; and

               (e)  the Merger Documents.

          4.2.4 share certificates representing the Borrower's Stock and the Company's Stock; and

          4.2.5 a Request for Advance, Certification and Disbursement Instructions in form and substance identical to Exhibit 4.2.5, properly completed.

     4.3  Representations and Warranties; Performance; No Default. The
          -------------------------------------------------------
representations and warranties of Borrower set forth in this Term Loan Agreement and in each of the other Term Loan Documents shall be true and complete in all respects. Borrower shall have performed and complied with all agreements and conditions contained in the Term Loan Documents to be performed by or complied with by prior to or at the Closing, and no Event of Default or Incipient Default shall then exist or result from the making of the Term Loan.

     4.4  Opinions of Counsel. Lender shall have received a favorable legal
          -------------------
opinion dated the Closing Date from counsel to Borrower, Company and other parties to the Term Loan Documents, which counsel are satisfactory to Lender. The opinions described shall cover the due authorization, execution, delivery, enforceability, validity and binding effect of the Term Loan Documents and Security Interests, compliance with applicable usury laws, the enforceability under the laws of Texas of the choice of Borrower and Company and Lender that Arizona law shall govern the Term Loan and the Term Loan Documents, together with opinions that the Term Loan is not usurious under Texas law (without reliance on any usury savings clause) and with respect to such other matters as Lender may require. Each opinion of counsel described in this Section 4.4 shall confirm, to the satisfaction of Lender, that such opinion is being delivered to Lender at the instruction of the party represented by such counsel, that Lender is entitled to rely on such opinion and that, for purposes of such reliance, Lender is deemed to be in privity with each such opining counsel.

     4.5  Approval of Term Loan Documents and Security Interests.  Lender shall
          ------------------------------------------------------
have received evidence that there have been obtained all approvals and/or consents of, or other action by, any shareholder, Governmental Body or other Person whose approval or consent is necessary or required to enable Borrower and Company to (a) enter into and perform their respective Obligations under the Term Loan Documents to which they are parties and (b) grant to Lender the Security Interests.

     4.6  Security Interests.  All filings of UCC financing statements and all
          ------------------
other filings and actions necessary to perfect and maintain the Security Interests as first, valid and perfected Liens in the Property covered thereby, subject only to Permitted Prior Liens, shall have been filed or taken and confirmation thereof shall have been received by Lender.

     4.7  INTENTIONALLY LEFT BLANK.

     4.8  Financial Statements and Projections.  Lender shall have received (i)
          ------------------------------------
such financial statements, reports and tax returns relating to the operations of Borrower and Company as Lender shall request, including, without limitation, pro-forma balance sheets and operating projections, indicating that from and after the Closing Date, and after giving effect to the transactions contemplated by the Transaction Documents, based on the projections contained therin, Borrower and Company shall remain solvent and retain sufficient capital to carry on their respective Businesses and pay their respective debts as they mature, including the Loans.

     4.9  Material Adverse Change. No circumstance or event shall have occurred
          -----------------------
which (a) has or could have a Material Adverse Effect on Borrower or Company, or
(b) has or could have a Material Adverse Effect on (i) the ability of any Person to perform its obligations under any of the Term Loan Documents to which such Person is a party, or (ii) the projections for financial performance of the Businesses of Borrower and Company as set forth in any of the documents or papers furnished to Lender by Borrower or its representatives.

     4.10 Payments of Fees.  Borrower shall pay to Lender the Base Term Loan
          ----------------
Fee. Borrower acknowledges that this fee is non-refundable and has been earned by Lender.

     4.11 Proceedings and Documents.  All corporate and other proceedings in
          -------------------------
connections with the transactions contemplated by the Term Loan Documents and all documents and instruments incident to such transactions shall be satisfactory to Lender and its counsel, and Lender and its counsel shall have received all such counterpart originals or certified or other copies as Lender or its counsel may request. Lender shall have received such documents as Lender may require to establish (a) the proper organization and good standing of Borrower and Company and their respective authority to transact business in any jurisdiction in which the failure to be so authorized would have a Material Adverse Effect on such persons and (b) the authority of each Person who is any party of any of the Term Loan Documents to execute such Term Loan Documents.

     4.12 Title: Use of Assets.  Lender shall be satisfied that Borrower and
          --------------------
Company have good, marketable and legal title to their respective Properties and that they at all times shall be entitled to the use and quiet enjoyment of all assets necessary and desirable for the continued ownership and operation of their respective Businesses and such Property at each location at which such Businesses presently are conducted, including, without limitation, the use of equipment, inventory, fixtures, Operating Agreements, offices, warehouses and means of ingress and egress thereto, including any easements or rights-of-way necessary to reach any equipment or other items necessary for the operation of their respective Businesses.

     4.13 Compliance with Americans with Disabilities Act. Evidence satisfactory
          ----------------------------------------------
to Lender that, as of the Closing Date, Borrower and Company are in compliance with the ADA, or, if any renovations of either such Person's facilities or modifications of either such Person's prior employment practices shall be required to bring them into compliance with the ADA, review and approval by Lender of Borrower's proposed plan to come into such compliance.

     4.14 Broker Fees.  If services of a broker have been performed in
          -----------
connection with the Term Loan, Borrower shall pay all fees for such services and deliver to Lender evidence of such payment (or evidence that the broker has released any claims against Lender), and such fees shall not be included within transaction costs to be paid/reimbursed with Term Loan proceeds.

     4.15 Operating Agreements and Leases.  The Existing Leases and other
          -------------------------------
material Operating Agreements of Borrower and Company shall be satisfactory to Lender. If required by Lender, each lessor under the Existing Leases shall have delivered to Lender a consent and lien waiver, in form and substance satisfactory to Lender.

     4.16 Searches and References.  Lender shall have received searches of the
          -----------------------
records of the U.S. Bureau of Patents and Trademarks and the U.S. Copyright Office with respect to the Intellectual Property (if required) and shall have received UCC, tax lien, litigation, judgment and bankruptcy searches on Borrower and Company and any other entities which owned any of Company's Property. Such searches, reports and references shall be acceptable to Lender. Lender shall have received credit references, and customer supplier and bank references acceptable to Lender for Borrower and Company as Lender may require.

     4.17 Releases.  Borrower shall provide all other documents necessary to
          --------
evidence the release of any and all Liens, other than the Permitted Liens on the Collateral, including, without limitation, termination of financing statements.

     4.18 Insurance.  Lender shall have received, at least one Business Day
          ---------
prior to the Closing Date, evidence satisfactory to Lender that all insurance coverage required pursuant to Section 6.7.1 is in full force and effect, including originals or certified copies of the policies of such insurance.

     4.19 Life Insurance.  Lender shall have received a completed and signed
          --------------
application of the Life Insurance, together with evidence that an application has been made for the Life Insurance.

     4.20 Transaction Costs. Lender shall have reviewed and approved, on or
          -----------------
before the Closing Date, an itemized list of the transaction costs incurred by Borrower in connection with the incurring by Borrower of the Indebtedness represented by the Transaction Documents, the closing of the transaction contemplated by the Transaction Documents, and the other transactions which are to be consummated on the Closing Date, together with appropriate backup documentation required by, and satisfactory to, Lender.

     4.21 Shareholder Debt. Lender shall have received evidence that the
          ----------------
Shareholder Debt has been discharged in consideration of a payment not to exceed the par value of such debt.

     4.22 Subordinated Indebtedness. The terms and conditions of the
          -------------------------
Subordinated Indebtedness and the Subordinated Indebtedness Documents shall be satisfactory to Lender.

     4.23 Acquisition Documents. The terms and conditions of the Acquisition and
          ---------------------
the Acquisition Documents shall be satisfactory to Lender.

     4.24 Merger Documents. The terms and conditions of the Merger and the
          ----------------
Merger Documents shall be satisfactory to Lender.

     4.25 Employment Agreements. Lender shall have reviewed and approved the
          ---------------------
terms and conditions of all employment agreements between Borrower and its employees.

     4.26 Equity Investment. Lender shall have received evidence satisfactory to
          -----------------
it that on or before Closing, Borrower's Stockholders shall have made a cash equity investment in Borrower of not less than Nine Hundred Fifty Thousand Dollars ($950,000).

     4.27 Other Information. Borrower shall have furnished Lender such other
          -----------------
information concerning itself and the transactions contemplated hereby as Lender may reasonably require.

     4.28 Revolver Loan. The Revolver Loan Documents shall have been executed
          -------------
and delivered to Lender and Borrower shall have minimum availability under the Revolver Loan in an amount not less than Five Hundred Thousand Dollars ($500,000).

                                   ARTICLE 5
                                   ---------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Borrower represents and warrants to Lender as follows:

     5.1  Corporate Existence and Power. Borrower is a corporation duly
          -----------------------------
organized, validly existing and in good standing under the laws of Georgia; Company is a corporation duly organized, validly existing and in good standing under the laws of Texas; each of Borrower and Company has all requisite corporate power and authority to own its Property and to carry on its Business; each of

Borrower and Company is in good standing and authorized to do business in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect on such Person; and, in any event, Company is in good standing and authorized to do business in each jurisdiction in which each site of its Business is now located.

     5.2  Authority. Each of Borrower and Company has full corporate power and
          ---------
authority to enter into, execute, deliver and carry out the terms of the Term Loan Documents to which it is a party and to incur its Obligations under the Term Loan Documents, all of which have been duly authorized by all proper and necessary corporate action (including the consent of shareholders where required) and are not prohibited by the corporate charter or by-laws of such Person. There is no provision in the articles of incorporation or bylaws of Borrower or Company, or in the laws of the state of incorporation of such Person, requiring any vote or consent of shareholders to authorize the creation of the Security Interests granted by such Person, which power is vested exclusively in the board of directors of such Person.

     5.3  Capital Stock and Related Matters: Subsidiaries.
          -----------------------------------------------

          5.3.1  Capitalization of Borrower. Exhibit 5.3.1 sets forth a complete
                 --------------------------
     description of the capitalization of Borrower. All of Borrower's Stock is validly issued, fully paid and non-assessable, and has been issued in compliance with all applicable federal and state securities laws, rules and regulations. All of the shares of the Borrower's Stock are owned beneficially and of record by Borrower's Shareholders, free and clear of all Liens except as described in Schedule 5.3.1. There is no other Person which directly or indirectly owns (beneficially or of record) any interest in Borrower.

          5.3.2  Other Restrictions of Borrower. Except as set forth on Schedule
                 ------------------------------
     5.3.2, Borrower (a) is not a party to or has no knowledge of any agreements restricting the transfer of any shares of Borrower's Stock; (b) has no outstanding stock or securities convertible into or exchangeable or exercisable for any shares of Borrower's Stock, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of the Borrower's Stock or any securities convertible into or exchangeable or exercisable for any shares of the Borrower's Stock; and (c) is not subject to any obligation to acquire or retire any shares of Borrower's Stock or any convertible securities, rights or options for any shares of Borrower's Stock. Borrower is not required to file, and Borrower has not filed, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

          5.3.3  Subsidiaries of Borrower. Schedule 5.3.3 sets forth a complete
                 ------------------------
     list of the Subsidiaries of Borrower.

          5.3.4  Capitalization of Company. Exhibit 5.3.4 sets forth a complete
                 -------------------------
     description of the capitalization of Company. All of Company's Stock is validly issued, fully paid and non-assessable, and has been issued in compliance with all applicable federal and state securities laws, rules and regulations. All of the shares of the Company's Stock are owned beneficially and of record by Company's Shareholders, free and clear of all Liens except as described in Schedule 5.3.4. There is no other Person, which directly or indirectly owns (beneficially or of record) any interest in Company.

          5.3.5  Other Restrictions of Company. Except as set forth on Schedule
                 -----------------------------
     5.3.5 or for Liens which will be removed at Closing, Company (a) is not a party to or has no knowledge of any agreements restricting the transfer of any shares of Company's Stock; (b) has no outstanding stock or securities convertible into or exchangeable or exercisable for any shares of Company's Stock, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any shares of the Company's Stock or any securities convertible into or exchangeable or exercisable for any shares of the Company's Stock; and (c) is not subject to any obligation to acquire or retire any shares of Company's Stock or any convertible securities, rights or options for any shares of Company's Stock. Company is not required to file, and Company had not filed, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

          5.3.6  Subsidiaries of Company. Schedule 5.3.6 sets forth a complete
                 -----------------------
     list of the Subsidiaries of Company.

     5.4  Binding Agreements. This Term Loan Agreement and the other Term Loan
          ------------------
Documents, when executed and delivered, shall constitute the valid and legally binding obligations of Borrower and Company to the extent they are a party thereto, enforceable against such Person in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether or not any action to enforce such document is brought at law or in equity).

     5.5  Solvency; Bankruptcy: Creditors.
          -------------------------------

          5.5.1  Solvency. Borrower and Company are Solvent.
                 --------

          5.5.2  No Contemplated Bankruptcy. Neither Borrower nor Company
                 --------------------------
     contemplates the filing of a petition in bankruptcy or for a reorganization under the U.S. Bankruptcy Code (or other applicable laws) and has no knowledge of any threatened bankruptcy or insolvency proceeding against Borrower or Company.

          5.5.3  Hindering Creditors. Borrower, by executing, delivering or
                 -------------------
     performing the transactions contemplated by the Term Loan Documents, or by taking any action with respect thereto, does not intend to hinder, delay or defraud either its present or future creditors.

     5.6  Location of Principal Place of Business; Other Facility Sites.
          -------------------------------------------------------------

          5.6.1  Principal Place of Business. The chief executive office and
                 ---------------------------
     principal place of business of Borrower is located at Atlanta, Georgia.

          5.6.2  Location of Goods and Offices. All inventory, equipment, other
                 -----------------------------
     Goods and offices that now used and contemplated to be used after the Closing Date in the operation of the Business of Borrower are located at the sites listed in Schedule 5.6.2.

     5.7  Title to Property, Liens. Borrower and Company have good and
          ------------------------
marketable title to all of their respective Property, except the portion thereof consisting of Company's Leasehold Properties and Company's leased equipment, all of which has been leased in the ordinary course of Company's business; and Company has a valid leasehold estate in Company's Leasehold Property and lessee's interest in all leased Equipment. All of such Property is free and clear of all Liens, except Permitted Liens. The applicable Security Documents shall create valid and perfected first Liens in the Property of Company, subject only to Permitted Prior Liens.

     5.8  Projections and Financial Statements.
          ------------------------------------

          5.8.1  Financial Statements. Borrower has delivered to Lender
                 --------------------
     financial statements described in Schedule 5.8.1. Such financial statements
     (a) comport with the books of Borrower or Company, as the case may be; (b) are complete and correct in all material respects, subject to normal year-end adjustments; and (c) fairly present in all material respects, subject to normal year-end adjustments, the financial condition and the results of operations as of the dates and for the periods described therein with respect to the subject thereof.

          5.8.2  Pro Forma Balance Sheet. Borrower has delivered to Lender
                 -----------------------
     pro-forma balance sheets for itself and Company as of the Closing Date (which assume the consummation of the transactions contemplated by the terms of the Term Loan Documents). Such pro-forma balance sheets present fairly the anticipated financial condition of the Borrower and Company as of the Closing Date, except that such pro-forma balance sheet (a) does not reflect any year-end adjustments, provided that, to the best of the knowledge of Borrower, there will be no material adjustments to such pro-forma balance sheet and (b) has not been audited.

          5.8.3  Forecasts. Borrower has delivered to Lender forecasts of the
                 ---------
     future operations of Borrower and Company, consisting of balance sheets, cash flow statements and income statements of Borrower and Company, together with a statement of the underlying assumptions upon which such forecasts are based. Such forecasts (a) have been prepared in good faith and (b) represent the good faith opinion of Borrower and its senior management as to the course of the Business of Borrower and Company.

     5.9  Litigation. Except as set forth in Schedule 5.9, there are no actions,
          ----------
suits, arbitration proceedings or claims pending or, to the best knowledge of Borrower, threatened against Borrower or Company or maintained by Borrower or Company at law or in equity or before any Governmental Body. None of the matters set forth in Schedule 5.9 (if any), if adversely determined, could have a Material Adverse Effect on Borrower or Company; and none of such matters calls into question the validity or enforceability of any of the Term Loan Documents or any of the transactions contemplated thereby or the priority of the Security Interests.

     5.10 Conflicting Agreements: Consents. Neither Borrower nor Company is in
          --------------------------------
default under any agreement to which it is a party or by which it or any of its Property is bound, and there is no event or condition which, with the giving of notice or the lapse of time, or both would become a default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default might have a Material Adverse Effect on Borrower or Company or the validity or enforceability of any of the Term Loan Documents or any of the transactions contemplated thereby or the priority of the Security Interests. No authorization, consent, approval or other action by, and no notice to or filing with, any shareholder, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required
(a) for the due execution, delivery or performance by Borrower or Company of any of the Term Loan Documents to which it is a party or (b) as a condition to the validity or enforceability of any of the Term Loan Documents to which it is a party or any of the transactions contemplated thereby or the priority of the Security Interests, except for certain filings to establish and perfect the Security Interests. No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Borrower or Company, or affecting the Business or Property of Borrower or Company, conflicts with, or requires any consent which has not already been obtained or is anticipated to be obtained as described above, or in any way would prevent the execution, delivery or performance of the terms of any of the Term Loan Documents. The execution, delivery or performance of the terms of the Term Loan Documents shall not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the Property of Borrower or Company pursuant to the terms of any such mortgage, indenture, contract or agreement.

     5.11 Taxes. Each of Borrower and Company has filed or caused to be filed
          -----
all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes due and payable on such returns or to become due and payable upon the filing of such returns or in any assessments made against it and any of its Property; and no tax liens have been filed and, to the best knowledge of Borrower, no claims are being asserted in respect of such taxes which (a) (i) are required by GAAP to be reflected in its financial statements or (ii) would have a Material Adverse Effect on Borrower or Company, and (b) are not so reflected therein. The charges, accruals and reserves on the books of Borrower and Company with respect to all federal, state, local and other taxes are considered by the management of Borrower to be adequate, and Borrower has no knowledge of any unpaid assessment which is or might be due and payable against it or any of its Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP.

     5.12 Compliance with Applicable Laws. Neither Borrower nor Company is in
          -------------------------------
default with respect to any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default would have a Material Adverse Effect on either such Person. Each of Borrower and Company is in compliance in all material respects with all applicable statutes and regulations, including Environmental Laws, of all Governmental Bodies, a violation of which would have a Material Adverse Effect on such Person or the validity or enforceability of any of the Term Loan Documents or any of the transactions contemplated thereby or the priority of the Security Interests.

     5.13 Regulatory Matters. Each of Borrower and Company has duly and timely
          ------------------
filed all material reports and other filings which are required to be filed by it under any rules or regulations promulgated by any Governmental Body or other Person having jurisdiction over the operation of its Business. All information provided by or on behalf of Borrower and Company in any filing with any Governmental Body or other Person having jurisdiction over the operation of its Business was, at the time of filing, true, complete and correct in all material respects when made, and the appropriate Person has been notified of any substantial or significant changes in such information as may be required in accordance with applicable laws, rules and regulations.

     5.14 Environmental Matters. Except to the extent set forth in the
          ---------------------
Disclosure Schedule to the Environmental Certificate, (a) each of Borrower and Company is in compliance in all material respects with all applicable Environmental Laws and (b) there currently are not any known Hazardous Materials generated, manufactured, released, stored, buried or deposited over, beneath, in or on (or used in the construction and/or renovation of) the Property in violation of applicable Environmental Laws.

     5.15 Application of Certain Laws and Regulations. Neither Borrower, Company
          -------------------------------------------
nor any Affiliate of Borrower or Company is:

          5.15.1 Investment Company Act. an "investment company," or a company
                 ----------------------
     "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended;

          5.15.2 Holding Company Act. a "holding company," or a "subsidiary
                 -------------------
     company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended;

          5.15.3 Regulations as to Borrowing. subject to any statute or
                 ---------------------------
     regulation which regulates the incurrence of any Indebtedness for Borrowed Money, including, without limitation, statutes or regulations relative to common or interstate carriers or to the sale of electricity, gas, steam, water, telephone, telegraph or other public utility services;

          5.15.4 Foreign or Enemy Status. (a) an "enemy" or an "ally of an
                 -----------------------
     enemy" within the meaning of Section 2 of the Trading With the Enemy Act,
     (b) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of such Executive Orders, as amended, or of any regulation issued thereunder, (c) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or of the Cuban Assets Control Regulations of the United States of America (Code of Federal Regulations, Title 31, Chapter V,
     Part 515, Subpart B, as amended), or (d) an alien or a representative of any alien or foreign government within the meaning of Section 310 of Title 47 of the United States Code.

     5.16 Margin Regulations. None of the transactions contemplated by this Term
          ------------------
Loan Agreement or any of the other Term Loan Documents, including the use of the proceeds of the Term Loan, have violated or shall violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X, and Borrower does not own or intend to carry or purchase any "margin security" within the meaning of such Regulation G or U.

     5.17 Other Indebtedness. There is no, and upon Closing there will be no,
          ------------------
Indebtedness for Borrowed Money owned by Borrower or Company to any Person, except the Obligations and the Subordinated Indebtedness.

     5.18 Certain Agreements. Neither Borrower nor Company (a) has committed to
          ------------------
make any Investment, (b) is a party to any indenture, agreement, contract, instrument or lease or subject to any charter, bylaw or other corporate restriction or any injunction, order, restriction or decree, which is so unusual or burdensome so as to cause, in the foreseeable future, a Material Adverse Effect on either such Person, (c) is a party to any "take or pay" contract under which it is the purchaser, (d) has any contingent or long-term liability or commitment, including management contracts (excluding employment contracts of full-time individual officers or employees) except those set forth in SCHEDULE 5.19, and (e) has assumed, guaranteed or endorsed, or otherwise become directly or contingently liable in connection with any liability of any other Person, except for the endorsement of checks and other negotiable instruments for collection in the ordinary course of business.

     5.19 Business and Property of Borrower.
          ---------------------------------
          5.19.1 Business and Property. After the Closing, Borrower will
                 ---------------------
     immediately merge into Company. Company does not propose to engage in any business or activity other than its Business. Each of Borrower and Company owns or has the right to use all Property which is necessary for the conduct of its Business, as its Business is proposed to be conducted following the Closing Date.

          5.19.2 Real Property; Leases. There is set forth in Schedule 1.1 (Real
                 ---------------------
     Property) a description or all existing Real Property of Borrower and Company. There is set forth in Schedule 1.1 (Existing Leases) a list of all existing Leases of Borrower and Company. Each Lease is in full force and effect, there has been no material default in the performance of any of its terms or conditions by Borrower or Company or, to the knowledge of Borrower, by any landlord thereunder, and no claims of default have been asserted with respect thereto. The present and contemplated use of the Real Property and Leasehold Property of Borrower and Company is in compliance with all applicable zoning ordinances and regulations and other laws and regulations.

          5.19.3 Operation and Maintenance of Equipment. Neither Borrower,
                 --------------------------------------
     Company nor, to the knowledge of Borrower, any other Person owning or operating any equipment necessary for the operation of the Business of Borrower or Company has used, operated or maintained the same in a manner which now or hereafter could result in the cancellation or termination of the right of Borrower or Company to use the same or which could result in any material liability of Borrower for damages in connection therewith. All of the equipment and other tangible personal property owned by Borrower or Company is in good operating condition and repair, reasonable wear and tear from ordinary usage excepted, and has been used, operated and maintained in compliance with all applicable laws, rules and regulations.

          5.19.4 Intellectual Property. There is set forth in Schedule 1.1
                 ---------------------
     (Intellectual Property) a list of all existing patents, copyrights, trademarks and trade names owned by Borrower or Company and applications therefor submitted by such Person. There is set forth in Schedule 1.1 (Existing Operating Agreements) a list of all existing Operating Agreements of Borrower and Company. Neither Borrower nor Company has been charged with any material infringement of any patent, copyright, trademark, or service mark, or notified or advised of any such claim. Each of Borrower and Company owns, possesses or has the right to use all Operating Agreements, and all rights with respect thereto, necessary for the conduct of its Business as heretofore conducted and as proposed to be conducted after the Closing Date, without any known conflict with the rights of others and, in each case, free of any Liens other than Permitted Liens. No event has occurred that could result in the cancellation or termination of any Operating Agreement or the imposition thereunder of any liability upon Borrower or Company, and there is no reason to believe that any Operating Agreement will not be renewed in the ordinary course, except where the failure to renew would not have had a Material Adverse Effect on Borrower or Company. Except as set forth in Schedule 5.19, neither Borrower nor Company has any Operating Agreement which consists of a license to use patents, copyrights, trademarks, service marks, trade names, or other similar items of intellectual property. The consummation of the transaction contemplated hereby will not alter or impair any right, title or interest of Borrower or Company in any of its Operating Agreements, except for Security Interests in favor of Lender.

     5.20 No Misrepresentation. No representation or warranty made by Borrower
          --------------------
or any Person other than Lender and contained herein or in the order Term Loan Documents, and no certificate, information or report furnished or to be furnished by or on behalf of Borrower or any Person other than Lender in connection with any of the Term Loan Documents or any of the transactions contemplated hereby or thereby, contains or shall contain a misstatement of material fact, or omits or shall omit to state a material fact required to be stated in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made. There is no fact known to or reasonably foreseen by Borrower that shall have a Material Adverse Effect on Borrower or Company other than facts which generally are known to the public, that has not expressly been disclosed to Lender in writing.

     5.21 Plans. Neither Borrower nor Company is a member of any Multi-employer
          -----
Plan. Each Plan maintained by Borrower or Company is in material compliance with the applicable provisions of ERISA and the IRC, and Borrower and Company have filed all reports required to be filed by ERISA and the IRC in respect of such Plan. Borrower, Company and each of their respective ERISA Affiliates has met all requirements imposed by ERISA and the IRC in respect of the funding of all Plans, including, without limitation, the making when due of all required installment contributions to such Plans. There has not been, with respect to any Plan maintained by Borrower or Company, any prohibited transaction, reportable event, or accumulated funding deficiency, as those terms are defined in ERISA.

     5.22 Employee Matters.
          ----------------

          5.22.1 Union Activities. None of the employees of Borrower or Company
                 ----------------
     is subject to any collective bargaining agreement, and there are no strikes, work stoppages or controversies pending or, to the best knowledge of Borrower, threatened against Borrower or Company by any of its employees, other than employee grievances arising in the ordinary course of business which do not in the aggregate have a Material Adverse Effect on Borrower or Company.

          5.22.2 Claims Relating to Employment. Neither Borrower nor Company nor
                 -----------------------------
     any employee is subject to any employment agreement or non-competition agreement with any former employer or any other Person, which agreement would (a) prohibit Borrower or Company from using any material information which Borrower or Company would not otherwise be prohibited from using or
     (b) raise any legal considerations relating to unfair competition, trade secrets or propriety information.

     5.23 Use of Term Loan Proceeds. The proceeds of the Term Loan will be used
          -------------------------
by Borrower to pay a portion of the purchase price for the Company's Stock in connection with the Acquisition, as more fully provided in Exhibit
2.3.1.

     5.24 Good Consideration. The Term Loan Documents and the transactions
          ------------------
contemplated thereby have been or will be executed, delivered and performed in good faith and in exchange for reasonably equivalent value.

     5.25 No Default. There is neither an Event of Default nor Incipient Default
          ----------
under the Term Loan Documents.

     5.26 Additional Representations and Warranties. The representations,
          -----------------------------------------
warranties and covenants contained in this Article 5 are in addition to, and not in derogation of, the representations, warranties and covenants contained elsewhere in the Term Loan Documents and shall be deemed to be made and reaffirmed prior to the making of the Term Loan.

                                   ARTICLE 6
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     Until all of the Term Loan Obligations are paid and performed in full (other than the Term Loan Obligations arising under Section 9.2 with respect to which there is no pending or threatened event or situation known to Borrower which could give rise to an indemnity obligation of Borrower under Section 9.2), Borrower agrees that:

     6.1  Legal Existence; Good Standing. Subject to the provisions of Section
          ------------------------------
6.17, Borrower shall maintain, and shall cause Company to maintain, their respective corporate existence and their respective good standing in the jurisdiction of its incorporation and maintain their respective qualification in each jurisdiction in which the failure to qualify would have a Material Adverse Effect on Borrower or Company.

     6.2  Inspection. Borrower shall permit and shall cause Company to permit
          ----------
representatives of Lender to (a) visit their respective offices, (b) examine their respective books and Accountants' reports relating thereto, (c) make copies or extracts therefrom, (d) discuss the Business and affairs of such Person with their respective employees, (e) examine and inspect their respective Property, and (f) meet and discuss the Business and affairs of such Person with the Accountants, all at reasonable times and upon reasonable prior notice. Borrower hereby acknowledges that the provisions of this Section 6.2 shall permit Lender to conduct (x) an annual inspection of some or all of the Collateral and (y) an audit of the Books of Borrower and Company at such times as Lender may require or may be otherwise expressly provided herein.

     6.3  Financial Statements and Other Information. Borrower shall maintain a
          ------------------------------------------
standard system of accounting in accordance with GAAP and furnish or cause to be furnished to Lender:

          6.3.1  Monthly Statements. Within thirty (30) days after the end of
                 ------------------
     each month, the following statements and reports for Borrower and Company:

                 (a) a statement of profit and loss, a balance sheet, and a statement of cash flows for Borrower and Company as of the end of each month, showing operating results for such month and for the period from the beginning of the then Fiscal Year through the end of such month, and for the comparable period of the preceding Fiscal Year;

                 (b) a detailed accounts receivables aging report;

                 (c) a detailed accounts payable aging report;

                 (d) a perpetual inventory listing;

                 (e) a detailed trial balance; and

                 (f) monthly reconciled bank statements.

          6.3.2  Annual Statements. As soon as available and in any event within
                 -----------------
     ninety (90) days after the close of each Fiscal Year, on a consolidated and consolidating basis; a statement of profit and loss, a balance sheet, and a statement of cash flows for Borrower and Company, as of the end of such Fiscal Year, setting forth in each case in comparison form the corresponding figures for the preceding year. Such annual financial statements shall be audited and accompanied by an opinion of the Accountants stating that (i) the examination by the Accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other procedures as were considered necessary under the circumstances, (ii) such financial statements have been prepared in accordance with GAAP, and (iii) such financial statements fairly present the financial position and results of operations of the Person(s) which is/are the subject of such statements; and

          6.3.3  Officer's Certificates. The financial statements of Borrower
                 ----------------------
     and Company described in subsections 6.3.1 and 6.3.2 shall be accompanied by a certificate of the Chief Financial Officer of such Person in the form of EXHIBIT 6.3.3. reasonable detail (a) certifying that no condition or event has occurred or exists which constitutes an Incipient Default or an Event of Default, or, if so, specifying in any such certificate such violations, conditions and events, and the nature and status thereof, and what actions Borrower proposes to take with respect thereto, and (b) showing all calculations necessary to demonstrate compliance with the provisions of Article 6 of this Term Loan Agreement. Simultaneously with the delivery of the annual audited financial statements, Borrower also shall deliver to Lender a certificate from the respective Chief Executive Officers of Borrower and Company, certifying that, to the best of the knowledge of such Chief Executive Officer, Borrower and Company are in compliance with all applicable Environmental Laws and confirming the absence of matters which would require notice to Lender pursuant to the provisions of Section 6.7.

          6.3.4  Accountant's Certificate. Simultaneously with the delivery of
                 ------------------------
     the certified statements required by subsection 6.3.2, copies of a certificate of the Accountants for Borrower and Company stating that, (a) in making the examination necessary for their audit of the financial statements of Borrower and Company for such year, nothing came to their attention of a financial or accounting nature that caused them to believe that (i) Borrower or Company, as the case may be, was not in compliance with the terms, covenants, provisions or conditions of any of the Term Loan Documents or (ii) there had occurred an Incipient Default or Event of Default, or (b) specifying all such instances of non-compliance and the nature of the status thereof.

          6.3.5  Audit Reports. Within five (5) Business Days after receipt
                 -------------
     thereof, a copy of each report, other than the reports referred to in subsection 6.3.3, including any so-called "Management Letter" or similar report, submitted to Borrower by the Accountants in connection with any annual, interim or special audit made by the Accountants of the books of Borrower.

          6.3.6  Notice of Change of Accountants; Accountants' Cooperation. At
                 ---------------------------------------------------------
     least thirty (30) days prior to any change of Accountants of Borrower or Company, notice that such change is to occur together with the name of the new Accountants and an appropriate letter of the type described below in this subsection addressed to such new Accountants. Such new Accountants shall be an independent, public accounting firm satisfactory to Lender. Borrower authorizes and shall cause Company to authorize Lender to communicate directly with its officers and employees and with their respective Accountants. Borrower authorizes and shall cause Company to authorize the Accountants to disclose to Lender any and all financial statements, work papers and other information of any kind that they may have with respect to Borrower or Company and the Business of such Person and financial and other affairs. Lender shall treat information so obtained as confidential, except Lender shall be permitted to disclose such information on a need-to-know basis to such Persons as Lender reasonably deems necessary. Upon the request of Lender, Borrower shall deliver a letter addressed to such Accountants instructing them to comply with the provisions of this Section.

          6.3.7  Notice of Defaults; Loss. Within five (5) Business Days after
                 ------------------------
     the occurrence of any such event, written notice if: (a) any Indebtedness of Borrower or Company is declared or shall become due and payable prior to its declared or stated maturity, or called and not paid when due; (b) an event has occurred that enables the holder of any Indebtedness of Borrower or Company or of any note, certificate or security evidencing any such Indebtedness of Borrower or Company to declare such Indebtedness due and payable prior to its stated maturity; (c) there shall occur and be continuing an Incipient Default or Event of Default, accompanied by a statement of the Chief Executive Officer of Borrower or Company setting forth what action Borrower or Company, as the case may be (and any other obligor with respect to which the Incipient Default or Event of Default has occurred) proposes to take in respect thereof; or (d) any event shall occur causing loss or depreciation in the value of assets having a Material Adverse Effect on Borrower or Company, including the amount or the estimated amount of any such loss or depreciation or adverse effect.

          6.3.8  Notice of Suits, Adverse Events. Within five (5) Business Days
                 -------------------------------
     after the occurrence of any such event, written notice of: (a) any citation, summons, subpoena, order to show cause or other order naming Borrower or Company a party to any proceeding before any Governmental Body which may have a Material Adverse Effect on Borrower or Company, and including with such notice a copy of such citation, summons, subpoena, order to show cause or other order; (b) any lapse or other termination of any license, permit, franchise, agreement or other authorization issued to Borrower or Company by any Governmental Body or any other Person or the refusal to renew or extend any such license, permit, franchise, agreement or other authorization; and (c) any dispute between Borrower or Company and any Governmental Body or any other Person; provided that notice shall not be required pursuant to clauses (b) or (c) above unless the lapse, termination, refusal or dispute referred to in such clauses may have a Material Adverse Effect on Borrower or Company.

          6.3.9  Reports to Security Holders. Creditors and Governmental Bodies.
                 --------------------------------------------------------------

                 (a) Within five (5) Business Days after becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Borrower or Company to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses filed by Borrower with any securities exchange or with the Securities and Exchange Commission or any Governmental Body succeeding to any of its functions, and (iii) all statements generally made available by Borrower, Company or others concerning material developments in the Business of Borrower or Company.

                 (b) Within five (5) Business Days after becoming available, copies of any periodic or special reports filed by Borrower or Company with any Governmental Body or Person, if such reports indicate any material change in the financial condition, operations, Business, profits, prospects or Property of such Person, or if copies thereof are requested by Lender, and copies of any material notices and other communications from any Governmental Body or Person which specifically relate to Borrower or Company.

          6.3.10 ERISA Notices and Requests.
                 --------------------------

                 (a) Within five (5) Business Days after the occurrence of any such event, written notice if (i) Borrower or Company shall fail to make any payments when due and payable under any Plan, or (ii) Borrower or Company shall receive notice from the Internal Revenue Service or the Department of Labor that it shall have failed to meet the minimum funding requirements of any Plan, and include therewith a copy of such notice, or (iii) Borrower or Company gives or is required to give notice to the PBGC of any "reportable event" (as defined in Title IV of ERISA) in respect of any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, or (iv) a notice of intent to terminate any Plan is filed with the PBGC, or (v) proceedings are instituted by the PBGC under Section 4042 of ERISA to terminate, or to appoint a trustee to administer, any Plan of Borrower or Company, or (vi) any prohibited transaction occurs involving the assets of any Plan, or (vii) Borrower or Company or any of its ERISA Affiliates fails to make a required installment or other payment to any Plan if such failure would result in the imposition of a Lien upon the Property of Borrower or Company pursuant to Section 412(n) of the IRC.

                 (b) Copies of any request for a waiver of the funding standards or any extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the IRC within five (5) Business Days after any such request is submitted to the Department of Labor or the Internal Revenue Service, as the case may be.

          6.3.11 Shareholder Lists. Simultaneously with the delivery of the
                 -----------------
     certified statement required by subsection 6.3.2, a complete listing of all holders of record of each class of equity security of Borrower or Company and of warrants and/or options to acquire such equity securities, and (to the best of Borrower's knowledge) all beneficial holders of such equity securities, warrants and options, together with the exercise price applicable to any warrants and options.

          6.3.12 Deposit Accounts. Simultaneously with the delivery of the
                 ----------------
     certified statement required by Section 6.3.2 and at any other time upon Lender's request, a list of all deposit accounts of Borrower or Company, containing the name and address of the depository financial institution with respect to such deposit accounts. Borrower shall also promptly (but in no event more than ten (10) days after opening or closing a deposit account) notify Lender of each deposit account of Borrower or Company which from time to time is opened or closed.

          6.3.13 Annual Budget. Not later than the end of each of its Fiscal
                 -------------
     Years, Borrower will deliver and cause Company to deliver to Lender their respective operating budgets for the succeeding Fiscal Year.

          6.3.14 Other Information.
                 -----------------

                 (a) Within five (5) Business Days after the occurrence of any such event, notice: (i) if any officer of Company or any employee will no longer be actively involved in the Business of Company or if the functions of such officer or employee will be performed by a different person, (ii) change of location of the Collateral, (iii) any change in the name of Borrower or Company or the name(s) under which it is conducting business, or (iv) any sale or purchase of Property by Borrower or Company outside the ordinary course of business; and

                 (b) Within five (5) Business Days after Lender's request therefor, and so long as reasonably available, such other information concerning the financial condition, operations, Business, prospects or Property of Borrower or Company as Lender may from time to time reasonably request.

     6.4  Taxes; Tax Returns.
          ------------------

          6.4.1  Payment. Borrower shall pay and shall cause Company to pay in
                 -------
     full, before delinquency or before the expiration of any extension period, all assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against Borrower, Company or any of their respective Property; provided; however, that Borrower shall not be
                                   --------  -------
     required to pay or discharge any such assessment or tax if the payment thereof is being contested pursuant to a Permitted Protest.

          6.4.2  Tax Returns. Borrower shall furnish and shall cause Company to
                 -----------
     furnish to Lender true, complete and correct copies of their respective income tax returns filed with the Internal Revenue Service annually, within thirty (30) days following such filing (but no later than August 30). If Borrower or Company files its tax returns for any year after March 15, it shall provide Lender with a copy of its request for or extension of the time in which to file federal income tax returns.

     6.5  Reports to Governmental Bodies and Other Persons. Borrower shall
          ------------------------------------------------
timely file and shall cause Company to file all reports, applications, documents, instruments and information required to be filed pursuant to all rules, regulations or requests of any Governmental Body or other Person having jurisdiction over such Persons, including, without limitation, such of the Term Loan Documents as are required to be filed with any such Governmental Body or other Person pursuant to applicable rules and regulations promulgated by such Governmental Body or other Person.

     6.6  Maintenance of Licenses and Other Operating Agreements. Borrower shall
          ------------------------------------------------------
maintain and shall cause Company to maintain in force at all times, and apply in a timely manner for renewal of, all their respective licenses, approvals, permits, franchises, patents, copyrights, trademarks, service marks, trade names, and other Operating Agreements necessary for the continuation of the operation of their respective Businesses, unless the loss thereof would not have a Material Adverse Effect on such Person. Borrower shall give and shall cause Company to give Lender at least thirty (30) days prior written notice of the proposed material amendment of any of their respective Operating Agreements, including, without limitation, any amendment thereto, which would result in the loss of any material benefit or the incurrence of any material detriment by Borrower or Company under the terms of such agreement, substantially impair the value of the Collateral or otherwise have a Material Adverse Effect on Borrower or Company.

     6.7  Insurance.
          ---------

          6.7.1  General.  Borrower shall obtain, maintain and deliver, and
                 -------
     shall cause Company to obtain, maintain and deliver, to Lender at all times and in full force and effect such casualty, hazard, business interruption, public liability, product liability, and other insurance as is required by Lender, written by insurers and in amounts and forms satisfactory to Lender. Except in the case of any minor casualty which in no event involves a loss of more than Ten Thousand Dollars ($10,000) and subject to the rights of holders of Permitted Prior Liens, in case of loss, Lender shall be entitled to receive all insurance proceeds from policies required to be maintained hereunder. Lender may apply such proceeds to the payment of the Obligations (including any unpaid Fees) in such order and manner as it may elect or, at its option, apply such proceeds to restoration and repair of the of the damaged Property upon such conditions as Lender may impose. Application of insurance proceeds by Lender, regardless of the manner or order, shall not waive full and timely performance of any of Obligations, cure or waive any default by Borrower in the full and timely performance of the Obligations, or invalidate or affect any act hereunder because of such default. Lender shall not be obligated to see to the proper application of any insurance proceeds paid over to Borrower or Company. Borrower shall promptly notify Lender of substantial loss or damage to the Property and make proof of loss if loss or damage occurs that is covered by insurance. Borrower hereby appoints Lender as its attorney-in-fact to do any of the following at Lender's option: make proof of loss, adjust or compromise in the name of Borrower any loss covered by an insurance policy on Borrower's Collateral and collect and receipt for the proceeds from such policies. If Lender acquires title to Borrower's Collateral or Borrower's Collateral is sold pursuant to subsection 8.3.3., then Lender or the purchaser at foreclosure, as the case may be, shall become the owner of the insurance policies required pursuant to this subsection, the unearned premiums on the policies and insurance proceeds relating to prior damage to the Collateral.

          6.7.2  Life Insurance. Prior to February 28, 1995, Borrower shall
                 --------------
     assign the Life Insurance to Lender pursuant to an assignment form ("Assignment of Life Insurance"), in form and substance substantially indentical to Exhibit 6.7.2, subject to such reasonable changes thereto as Lender may make to such form for its use after the date of this Term Loan Agreement. Borrower hereby grants to Lender a Security Interest in the Life Insurance, all replacements and proceeds thereof, any supplementary contract issued in connection therewith and the proceeds thereof (including without limitation, the beneficiary's interest therein, collectively referred to as the "Life Insurance Collateral") to secure payment and performance of all Obligations. The insurer under the Life Insurance and the terms and conditions of the Life Insurance are subject to the approval of Lender. Replacement policies as to each policy compromising the Life Insurance shall be delivered to Lender not later than thirty (30) days before the expiration date of each insurance policy as evidence of the renewal of such Life Insurance. The Life Insurance shall require the insurer to provide Lender with thirty (30) days advance written notice of any cancellation and/or any material change in coverage.

     On or before delivery of the Assignment of Life Insurance, Borrower shall execute in favor of Lender a UCC-1 financing statement reflecting Lender's Security Interest in the Life Insurance. Notwithstanding anything herein to the contrary, upon the maturity of the Life Insurance or upon the death of the Insured Persons, the proceeds of the Life Insurance shall be paid directly to Lender, shall be treated as a prepayment and shall be applied against the Obligations (including any unpaid Fees) in such order and manner as Lender may determine. No prepayment premium shall be due and owing in connection with such prepayment. To the extent that the proceeds of the Life Insurance exceed the amount of the Obligations, any such excess shall be promptly paid by Lender directly to Borrower. Upon the payment in full and performance of all of the Obligations, Lender shall reassign and deliver the Life Insurance Collateral to Borrower. In the event of the termination or other cessation of employment by any Insured Person with Borrower not resulting from the death of any Insured Person, Lender shall reassign and deliver the Insurance Collateral to Borrower upon delivery to Lender of replacement Insurance Collateral, in form and substance satisfactory to Lender, insuring such of Borrower's then existing officers and other key employees as Lender shall determine, provided, however, that in no event shall the aggregate of insurance required to be provided by Borrower exceed the aggregate amount of insurance required to be maintained hereunder with respect to the Insured Persons.

     6.8  Environmental Matters.  Borrower shall provide to Lender and shall
          ---------------------
cause Company to provide to Lender, within three (3) Business Days after receipt thereof, a copy of (a) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against Borrower or Company, their respective Real Property or Leasehold Property or any other real property used by Borrower or Company alleging violations of any law, ordinance and/or regulation requiring Borrower or Company to take any action in connection with the release, transportation and/or clean-up of any Hazardous Materials, or
(b) any notice from any Governmental Body or any other Person alleging that Borrower or Company is or may be liable for costs associated with a response or clean-up of any Hazardous Materials or any damages resulting from a release or transportation of Hazardous Materials. Borrower shall comply, and shall cause Company to comply, at their sole cost and expense, in all material respects (or comply in all respects if the failure to do so could have a Material Adverse Effect on Borrower or Company) with the foregoing notices or diligently contest in good faith by appropriate proceedings any demands set forth in such notices and, in all events, shall at all times comply in all material respects with, and be responsible for, all applicable Environmental Laws.

     6.9    Leases.
            ------

     6.9.1  Future Leases.  Concurrently with the execution by Borrower or
            -------------
Company as lessee under any Lease pertaining to real property, shall deliver to Lender or cause Company to deliver to Lender: (a) notice of the execution of such Lease, together with a conformed copy thereof, (b) at the option of Lender, either a (i) collateral assignment of such Operating Lease in favor of Lender or (ii) leasehold mortgage or deed of trust with respect to the lessee's interest in the Leasehold Property which is the subject of such Lease; (c) an estoppel letter, consent and lien waiver from the lessor under such Lease and (d) if Lender has elected to obtain a leasehold mortgage or deed of trust on such Property, a lender's policy of title insurance, which policy shall be in an amount and contain such endorsements as shall be required by Lender, all of which items described in clauses (b)-(d) shall be in form and content satisfactory to Lender.

     6.9.2 Existing Leases. On or before April 1, 1995, unless Borrower has
           ---------------
replaced such Lease with another Lease as to which Borrower has satisfied the requirements of Section 6.9.1, Borrower shall deliver or cause Company to deliver to Lender (a) a collateral assignment of that Existing Lease covering Company's chief executive office in Dallas, Texas, and (b) an estoppel letter, consent and lien waiver from the lessor under such Lease.

     6.10  Future Acquisitions of Real Property. Borrower, concurrently with the
           ------------------------------------
(a) execution by Borrower or Company of any contract relating to the purchase by Borrower or Company of Real Property, shall deliver or cause Company to deliver to Lender notice of the execution of such contract, together with a conformed copy of such contract and (b) closing of the purchase of such real property, deliver to Lender or cause Company to deliver to Lender, in form and content satisfactory to Lender (i) a first mortgage or deed of trust in favor of Lender on such Real Property, (ii) a lender's policy of title insurance on such Real Property, which policy of title insurance shall be in an amount and contain such endorsements as may be required by Lender, and (iii) such other documents and assurances with respect to such Real Property as Lender may require.

     6.11  Compliance with Laws. Borrower shall comply and shall cause Company
           --------------------
to comply with all laws, regulations, judgments, orders, injunctions, decrees and decisions of all Governmental Bodies applicable to such Persons and their respective operations.

     6.12  Maintenance of Properties. Borrower shall maintain and shall cause
           -------------------------
Company to maintain in good working order and condition, subject to normal wear and tear from ordinary usage, all of Property.

     6.13  Payment of Indebtedness. Borrower shall promptly pay and shall cause
           -----------------------
Company to pay when due all their respective Indebtedness of Borrower.

     6.14  Infringement Actions. Borrower shall maintain, defend and prosecute,
           --------------------
and shall cause Company to maintain, defend and prosecute fully all infringement actions with respect to their respective patents, copyrights, trademarks, service marks, trade names, and other intellectual property.

     6.15  Senior Debt Service Coverage Covenants. Borrower and Company shall
           --------------------------------------
maintain after the Closing Date an Operating Cash Flow on a combined basis of at least One Hundred Fifty percent (150%) of the Senior Contractual Debt Service. Compliance with this covenant will be measured quarterly throughout the term of the Term Loan on a trailing twelve (12) month basis, except for the first three
(3) calendar quarters during the term of the Term Loan, during which the covenant shall be measured with reference back to the Closing Date.

     6.16 Total Debt Service Coverage Covenants. Borrower and Company shall
          -------------------------------------
maintain after the Closing Date an Operating Cash Flow on a combined basis of at least (a) One Hundred Five percent (105%) of the Total Contractual Debt Service through December 31, 1995, and (b) thereafter One Hundred Ten percent (110%). Compliance with this covenant will be measured quarterly throughout the term of the Revolver Loan on a trailing twelve (12) month basis, except for the first three (3) calendar quarters during the term of the Term Loan, during which the covenant shall be measured with reference back to the Closing Date.

     6.17 Merger: Delivery of Assumption Agreement. Borrower shall cause the
          ----------------------------------------
merger to be consummated not later than the next Business Day after Closing and to cause Company to execute the Assumption Agreement immediately upon consummation of the Merger.

     6.18 Source Code On or before March 1, 1995, Borrower shall cause Company
          -----------
to enter into an escrow agreement among Company, Lender and an escrow agent satisfactory to Lender pursuant to which the source code(s) described in
SCHEDULE 6.18 shall be escrowed in a manner satisfactory to Lender. Borrower shall cause Company to escrow modifications to the source code(s) from time to time not to exceed one time per year at Lender's request.

     6.19 Minimum Current Ratio: Borrower shall cause Company to maintain a
          ---------------------
current ratio of at least 1.15 to 1.0, tested quarterly. As used herein, "current ratio" means at any time the ratio of current assets, as determined in accordance with GAAP, to current liabilities as determined in accordance with GAAP but excluding the Revolver Principal Balance.

                                   ARTICLE 7
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

     7.1  Borrower Covenants. Until all of the Obligations are paid and
          ------------------
performed in full, Borrower shall not do, and shall not permit or suffer Company to do, any of the following:

          7.1.1  Indebtedness. Create, incur, assume or suffer to exist any
                 ------------
     liability for Indebtedness, except (a) the Obligations, (b) the Subordinated Indebtedness, and (c) Excluded Trade Payables of such Person.

          7.1.2  Liens. Create, incur, assume or suffer to exist any Lien upon
                 -----
     any of the Property of such Person, whether now owned or hereafter acquired, except Permitted Liens.

          7.1.3  Consolidation, Merger and Acquisition. Subject to the
                 -------------------------------------
     provisions of Section 6.17, consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock or Property of any Person.

          7.1.4  Limitation on Other Liabilities. Assume, guarantee, endorse,
                 -------------------------------
     contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person; provided, however, the foregoing shall not prohibit the negotiation of
     --------  -------
     Negotiable Collateral of Borrower or Company for deposit or collection or similar transactions in the ordinary course of business.

          7.1.5  Dividends and Purchase of Stock; Distributions. Declare or pay
                 ----------------------------------------------
     any dividends or apply any of the Property of such Person to the purchase, redemption or other retirement of, or set apart any sum for the payment of any dividends on, or make any other distribution by reduction of capital or otherwise in respect of, any shares of Borrower's Stock.

          7.1.6  Investments. Purchase or otherwise acquire, hold or invest in
                 -----------
     the capital stock of, or any other interest in, any arrangement for the purpose of providing funds or credit to, or make any other Investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any of the Affiliates, except for the following Investments having a maturity not exceeding ninety (90) days: (a) Investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository; (b) Investments in commercial or finance paper which is rated either "Aaa" or "AAA" -or better by Moody's Investors Services, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors; or (c) any interests in any money market account maintained with a Qualified Depository, the Investments of which are restricted to the types specified in clause (a) above.

          7.1.7  Capital Structure Changes. Issue or sell any additional shares
                 -------------------------
     of the capital stock of such Person or any securities convertible into or exercisable for any shares of such capital stock other than shares issued pursuant to an employee incentive stock option plan approved by such Person's board of directors and consented to by Lender, such consent not to be unreasonably withheld or otherwise allow for the change in control of such Person.

          7.1.8  Corporate Offices; Name: Records. Transfer the chief executive
                 --------------------------------
     office or principal place of business, establish new offices or locations or change or relocate existing offices or locations of such Person, change corporate name of such Person, add any new fictitious business name or maintain records (including computer printouts and programs) with respect to accounts or keep inventory or equipment at any locations other than those at which the same currently are kept or maintained and transfers of Inventory in the ordinary course of business, except with the prior written consent of Lender and after the delivery to and filing by Lender of financing statements in form satisfactory to Lender; provided that in connection with any addition to or change in the location of any office or place of business of Borrower or Company, Borrower shall give or cause Company to give at least ten (10) days prior written notice of such event, together with the address of the new location.

          7.1.9  Management. Enter into any management contract permitting a
                 ----------
     third party to manage any portion of its Business.

          7.1.10 Sales Practices. Sell goods on the basis of any of the
                 ---------------
     following: a sale on extended terms, "dating," a bill-and-hold sale, a consignment sale, a sale and return, a "guaranteed sale" (i.e., one in
                                                               ----
     which such Person guarantees resale by vendee or agrees to accept return of such goods), or any other sale pursuant to which such Person agrees to accept the return of goods, or to exchange the same upon the happening of any event other than failure to conform with quality specifications except where Lender first has been advised of such proposed transaction and consented thereto in writing.

          7.1.11 Fundamental Business Changes. Engage in any business other
                 ----------------------------
     than the Business of such Person or a business substantially related to such Business or materially change the nature of such Business.

          7.1.12 Fiscal Year. Change its fiscal year.
                 -----------

          7.1.13 Sale or Transfer of Assets. Sell, lease, assign, transfer or
                 --------------------------
     otherwise dispose of its Property except for (a) sales or leases of Inventory of such Person in the ordinary course of business and (b) disposition of (i) Property which is not material to or necessary for the continued operation of the Business of such Person, provided, however, that
                                                         --------  -------
     the proceeds from such disposition shall remain subject to the Security Interests, or (ii) unusable items or equipment which promptly are replaced with new items or equipment of like function and comparable value to the unusable items or equipment when the same were new; provided, however, that
                                                         --------  -------
     such replacement items and equipment shall become subject to the Security Interests.

          7.1.14 Payments on Subordinated Indebtedness. Make any payment on the
                 -------------------------------------
     Subordinated Indebtedness, except as provided in the Subordination
     Agreement.

          7.1.15 Amendment of Charter and By-laws. Amend, modify or waive any
                 --------------------------------
     term or provision of its corporate charter or by-laws, unless required by law.

          7.1.16 Amendment of the Acquisition Documents or Subordinated
                 ------------------------------------------------------
     Indebtedness Documents. Amend, modify or waive any term or provision of any
     ----------------------
     of the Acquisition Documents or the Subordinated Indebtedness Documents.

          7.1.17 Transactions with Affiliates. Sell, lease, assign, transfer or
                 ----------------------------
     otherwise dispose of any Property to any Affiliate of such Person, or lease Property, render or receive services or purchase assets from any such Affiliate, unless such transaction is on terms and at rates no more favorable than those that would have been provided in an arms-length transaction between such Person and an unrelated third party

     7.1.18   Bank Deposits.  Change the banks or savings institutions when
              -------------
such Person maintains deposit account without at least ten (10) days prior notification to Lender.

     7.1.19    Compliance with ERISA. (a) Terminate, or permit any member of a
               ---------------------
Controlled Group of which Borrower or Company is a part to terminate, or take any other action with respect to, any Plan (including, without limitation, a substantial cessation of operations within the meaning of Section 4068(f) of ERISA) which would result in any material liability of such Person or any member of a Controlled Group of which such Person is a part, to the PBGC or to any Plan, or (b) permit the occurrence of any "reportable event" (as defined in Title IV of ERISA), or any other event or condition, which presents a risk of such a termination by the PBGC of any Plan, or (c) permit the present value of all benefit liabilities under all Plans to exceed the current value of the assets of such Plans allocable to such benefit liabilities, or (d) permit any unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA allocable to such Person or its ERISA Affiliates.

     7.1.20    Salaries; Bonuses. During any of its Fiscal Years, pay annual
               -----------------
compensation including, without limitation, salaries, bonuses (except as provided below) and consulting fees, to Borrower's Stockholders in excess of the sum of Three Hundred Thousand Dollars ($300,000) on a combined basis per each of its Fiscal Years; provided that no compensation shall be paid to a Borrower's Stockholder who ceases to be actively engaged in the Business of Company and compensation shall be paid only to the extent reasonable; and provided further the limitation on total compensation to Borrower's Stockholders shall not apply to incentive compensation paid to Borrower's Stockholders actively engaged in the Business of Company pursuant to a plan which has been adopted by the board of directors of Company and has been approved by Lender, such approval not to be unreasonably withheld.

     7.1.21    Proxy Recognition. Recognize or give effect to any proxy given in
               -----------------
violation of Borrower's Stockholders Pledge Agreement.

     7.1.22    Capital Expenditures. Without Lender's prior written consent,
               --------------------
make Capital Expenditures on a combined basis in any twelve (12) month period in excess of Three Hundred Thousand Dollars ($300,000).

     7.1.23    Limitation on Rental Payments. Become obligated, as lessee, under
               -----------------------------
any Lease if, at the time of entering into such Lease and after giving effect thereto, the aggregate rentals payable by Borrower and Company in any one fiscal year under all Leases would exceed $300,000 plus 5% of Net Revenues for such fiscal year; and for such purpose, "Net revenues" shall mean the net revenue of Company and Borrower on a combined basis before deducting costs and expenses.

                                   ARTICLE 8
                                   ---------
                             DEFAULT AND REMEDIES
                             --------------------


     8.1  Events of Default. The occurrence of any of the following shall
          -----------------
constitute an Event of Default under the Term Loan Documents:


          8.1.1  Default in Payment. If Lender shall fail to receive when due
                 ------------------
          and payable, (a) any amount payable under the Term Loan Note or (b) any other payment due under this Term Loan Agreement or any of the other Term Loan Documents.

          8.1.2  Breach of Covenants.
                 -------------------

                 (a) If Borrower shall fail to observe or perform any covenant or agreement made by Borrower contained in Section 6.1, 6.2, 6.4, 6.5, 6.6, 6.7.1, 6.7.2, 6.8, 6.9, 6.10, 6.15, 6.16, 6.17,
                 6.18, 6.19, or 7.1; or

                 (b) If Borrower shall fail to observe or perform any covenant or agreement (other than those referred to elsewhere in this Section 8.1) made by Borrower in any of the Term Loan Documents to which Borrower is a party, and such failure shall continue unremedied (i) for a period of five (5) Business Days after notice of such failure to Borrower in the case of any failure which can be cured by the payment of money alone, or (ii) for a period of twenty (20) Business Days after notice to Borrower in the case of any other default or violation.

          8.1.3  Breach of Warranty. If any representation or warranty which is
                 ------------------
          made by a Person other than Lender and is contained in the Term Loan Documents or in any certificate furnished to Lender under the Term Loan Documents by or on behalf of Borrower proves to be, in any material adverse respect, false or misleading as of the date deemed made.

          8.1.4  Other Term Loan Documents. If an "Event of Default" occurs, as
                 -------------------------
          the term may be defined herein or in the other Term Loan Documents.

          8.1.5  Default Under Any Indebtedness. If(a) Borrower at any time
                 ------------------------------
          shall be in default (as principal or guarantor or other surety) in the payment of any principal of or premium or interest on any Indebtedness for Borrowed Money (other than Borrower's Obligations) beyond the greater of (i) fifteen (15) days or (ii) the grace period, if any, applicable thereto and the aggregate amount of such payments then in default beyond such grace period shall exceed Twenty Thousand Dollars ($20,000) with respect to Borrower, or (b) any default shall occur in respect of any issue of Indebtedness for Borrowed Money (other than Borrower's Obligations) outstanding in a principal amount of at least Twenty Thousand Dollars ($20,000) with respect to Borrower,or in respect of any agreement or instrument relating to any such issue or indebtedness for Borrowed Money, and such default shall continue beyond the greater of (x) thirty (30) days or
(y) the grace period, if any, applicable thereto.

     8.1.6. Bankruptcy, Etc.
            ----------------

            (a) If Borrower shall (i) generally not be paying its debts as they become due, (ii) file, or consent, by answer or otherwise, to the filing against Borrower of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (iii) make an assignment for the benefit of creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for Borrower or any of Borrower's Collateral,
     (v) be adjudicated insolvent, or (vi) take corporate action for the purpose of any of the foregoing.

            (b) If a petition for relief or reorganization, arrangement or liquidation, or any other petition in bankruptcy or insolvency, or the appointment of a custodian, receiver, trustee or other officer with similar powers under the laws of any jurisdiction is filed against Borrower or any of Borrower's Collateral or a custodian, receiver, trustee or other officer with similar powers is appointed for any of Borrower's Collateral, and such proceeding is not dismissed and/or appointment vacated within ninety (90) days thereafter.

     8.1.7  Judgements. If there shall exist a final judgement or award against
            ----------
Borrower which shall have been outstanding for a period of thirty (30) days or more from the date of the entry thereof and shall not have been discharged in full or stayed pending appeal provided that the aggregate amount of all such judgements and awards exceeds Twenty Thousand Dollars ($20,000) for Borrower.

     8.1.8   Impairment of Licenses. If (a) any Governmental Body shall (i)
             ----------------------
revoke, terminate, suspend or adversely modify any license, permit, approvals, or trademark, service mark or trade name of Borrower, the continuation of which is material to the continuation of Business, or (ii) commence proceedings to suspend, revoke, terminate or adversely modify any such license, permit, approvals, trademark, service mark, or trade name and such proceedings shall not be dismissed or discharged within sixty (60) days, or (iii) schedule or conduct a hearing on the renewal of any such license, permit, trademark, service mark or trade name and the staff of the Governmental Body having jurisdiction over such hearing issues a report recommending the termination, revocation, suspension or material or adverse modification of such license, permit, approvals, trademark, trade name, service mark or service name, (b) there shall exist any violation or default in the performance of, or (c) an Operating Agreement shall cease to be in full force and effect unless an event occurring under (a), (b) or (c) does not have a Material Adverse Effect on Borrower.

          8.1.9   Collateral. If any material portion of the collateral shall be
                  ----------
     seized or taken by a Governmental Body, or Borrower shall fail to maintain the Security Interests and the priority of the Term Loan Documents as against any Person, or the title and rights of Borrower or any surety to any material portion of the Collateral shall have become the subject matter of litigation which might, in the reasonable opinion of Lender, upon final determination result in impairment or loss of the security provided by the Term Loan Documents.

          8.1.10  Plans. If an event or condition specified in subsection 6.3.13
                  -----
     hereof shall occur or exist with respect to any Plan and, as a result of such event or condition, together with all other such events or conditions, Borrower, Company or any of their respective ERISA Affiliates shall incur, or, in the opinion of Lender, reasonably be likely to incur, a liability to a Plan or the PBGC (or both) which, in the reasonable judgment of Lender, would have a Material Adverse Effect on Borrower or Company.

          8.1.11  Company or Surety Defaults. If any of the events enumerated in
                  --------------------------
     subsection 8.1.2, 8.1.4, 8.1.5, 8.1.6, 8.1.7, 8.1.8 or 8.1.9 occurs with respect to Company or any other surety (other than one of Borrower's Stockholders) or any Collateral granted by such Person for the performance of the Term Loan Obligations.

          8.1.12  Material Adverse Effect. If any act or event has occurred or
                  -----------------------
     circumstance exists which act, event or circumstance is no enumerated in this Section 8.1 and has a Material Adverse Effect on Borrower or Company.

          8.1.13  Revolver Loan. If any "Event of Default" shall occur, as that
                  -------------
     term is defined under any of the Revolver Loan Documents.

          8.1.14  Change of Control. If less than fifty-one percent (51%) of the
                  -----------------
     Borrower's Stock ceases to be owned by one or more of the Borrower's Stockholders.

     8.2  Acceleration of Borrower's Obligations.
          --------------------------------------

          8.2.1 Upon the occurrence of any Event of Default described in clauses
     (ii), (iii), (iv) and (v) of subsection 8.1.5(a) or in 8.1.5(b), all of the Term Loan Obligations at that time outstanding automatically shall mature and become due and payable in full.

          8.2.2 Upon the occurrence of any other Event of Default not described in subsection 8.2.1, Lender, at any time (unless such Event of Default shall have been waived in writing or remedied), at its option, without further notice or demand, may declare all of the Term Loan Obligations due and payable.

          8.2.3 If the Term Obligations are accelerated pursuant to either subsection 8.2.1 or 8.2.2, the Term Loan Obligation immediately shall mature and become due and payable, all without presentment, demand, protest or notice, all of which hereby are waived.

     8.3  Remedies on Default.  In addition to acceleration under paragraph
          -------------------
8.2, upon the occurrence of an Event of Default, Lender, at its option, may:

          8.3.1  Enforcement of Security Interests.  Enforce its rights and
                 ---------------------------------
     remedies under the Term Loan Documents in accordance with their respective terms.

          8.3.2  Receiver.  Have a receiver appointed for Borrower or its
                 --------
     Property.

          8.3.3  Possession of Collateral.  Without further notice or demand and
                 ------------------------
     without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Borrower; and Borrower, upon demand by Lender, shall at its sole cost and expense assemble or cause the Collateral to be assembled and deliver or cause the Collateral to be delivered to Lender or to a place designated by Lender that is reasonably convenient to Borrower and Lender.

          8.3.4  Sale of Collateral.  After notice to Borrower, sell all or any
                 ------------------
     portion of the Collateral at public or private sale either with or without having such Collateral at the place of sale.

          8.3.5  Other Remedies.  Enforce any of the other rights or remedies
                 --------------
     accorded to Lender at equity or law, by virtue of statute (including, without limitation, the UCC) or otherwise.

     8.4  No Obligation to Preserve. Borrower agrees that Lender has no
          -------------------------
obligation to preserve any Collateral for the benefit of any Person.

     8.5  Sale.  Any notice of sale or other disposition of the Collateral given
          ----
not less than ten (10) Business Days prior to such proposed action in connection with the exerciser of Lender's rights and remedies shall constitute commercially reasonable and fair notice of such action. For such purpose, notice of public sale describing the Collateral to be sold in general non-specific terms and published once no later than ten (10) business days prior to the public sale shall be deemed commercially reasonable and fair notice of such public sale. No notice of any public or private sale need be given if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Borrower expressly agrees that, with respect to any disposition of accounts, instruments and general intangibles, it shall be commercially reasonable for Lender to direct any prospective purchaser thereof to ascertain directly from Borrower any and all information concerning such Collateral, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any account debtor or other obligor thereon or guarantor thereof, and any collateral therefor. Lender may postpone or adjourn any such sale from time to time by announcement at the time and place or sale stated on the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Lender, so far as may be lawful, may purchase all or any part of the Collateral offered at any sale made in the enforcement of Lender's rights hereunder. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment as Lender may determine. The net proceeds of such sale shall be credited to the Obligations only when such proceeds are actually received by Lender in good current funds.

     8.6  Application of Funds.  Any funds received by Lender pursuant to the
          --------------------
exercise of any rights accorded to Lender pursuant to, or by the operation of any of the terms of, any of the Term Loan Documents, including, without limitation, insurance proceeds, condemnation proceeds or proceeds from the sale of Collateral, shall be applied by Lender in the following order of priority:

          8.6.1  Expenses.  First, to the payment of (a) all fees and expenses,
                 --------
     including, without limitation, court costs, fees of appraisers, title charges, costs of maintaining and preserving the Collateral, costs of sale, and all other costs incurred by Lender in exercising any rights accorded to Lender pursuant to the Credit Facilities Documents or by applicable law, including, without limitation, attorneys' fees, and (b) all Liens superior to the Liens of Lender except such superior Liens subject to which any sale of the Collateral may have been made;

          8.6.2  Obligations.  Next, to the payment of the remaining portion of
                 -----------
     Obligations, including, without limitation, the unpaid balance of the Fees, in such order and manner as Lender may determine; and

          8.6.3  Surplus.  Any surplus, to the Person or Persons entitled
                 -------
     thereto.

Borrower shall be liable for any deficiency remaining after application of such proceeds of the Collateral to the Obligations.

     8.7  Lender's Right to Perform.  Lender may, at its option, and without
          -------------------------
any obligation to do so, pay, perform and discharge any and all obligations (including, without limitation, the Borrower's Obligations under Section 6.7.1) agreed to be paid or performed in the Term Loan Documents by Borrower or any surety for the performance of the Borrower's Obligations if such Person has failed to do so and either (a) an Event of Default exists or (b) Lender in its judgment deems such action necessary to protect any of the Collateral or its value. For such purposes, Lender may use the proceeds of the Collateral. All amounts expended by Lender is so doing or in exercising any of its remedies following an Event of Default shall become part of the Term Loan Obligations, shall be immediately due and payable by Borrower to Lender upon demand, and shall bear interest at the Default Rate from the dates of such expenditure until paid.

                                   ARTICLE 9
                                   ---------

                            EXPENSES AND INDEMNITY
                            ----------------------

     9.1  Attorneys' Fees and Other Fees and Expenses.  Whether or not any of
          -------------------------------------------
the transactions contemplated by this Term Loan Agreement shall be consummated,

Borrower agrees to pay to Lender on demand all reasonable expenses incurred by Lender in connection with the transactions contemplated hereby (including, without limitation, any appraisal fees, title insurance premiums and recording charges) and in connection with any amendments, modifications or waivers (whether or not the same become effective) under or in respect of any of the Term Loan Documents, including, without limitation:

          9.1.1 Fees and Expenses for Preparation of Term Loan Documents. All
                --------------------------------------------------------
     expenses, disbursements and attorneys' fees (including, without limitation, charges for required lien searches, reproduction of documents, long distance telephone calls and overnight express carriers) of special counsel and other counsel retained by Lender in connection with the preparation and negotiation of any of the Term Loan Documents or any amendments, modifications or waivers hereto or thereto (whether or not the same become effective).

          9.1.2 Fees and Expenses in Enforcement of Rights or Defense of Term
                -------------------------------------------------------------
     Loan Documents. Any expenses or other costs, including attorneys' fees and
     --------------
     expert witness fees, incurred by Lender in connection with the enforcement or collection against Borrower of any provision of any of the Term Loan Documents, and in connection with or arising out of any litigation, investigation or proceeding instituted by any Governmental Body or any other Person with respect to any of the Term Loan Documents, whether or not suit is instituted, including, without limitation, such costs or expenses arising from the enforcement or collection against any Obligor of any provision of any of the Term Loan Documents in any state or federal bankruptcy or reorganization proceeding.

     9.2 Indemnity. Borrower agrees to indemnify and save Lender harmless
         ---------
to and from the following:

         9.2.1 Brokerage Fees. The fees, if any, of brokers and finders.
               --------------

         9.2.2 Securities Violations, Matters Relating to Bankruptcy. Any loss,
               -----------------------------------------------------
     cost, liability, damage or expense (including attorneys' fees) incurred by Lender in investigating, preparing for, defending against, or providing evidence, producing documents or taking other action in respect of any commenced or threatened litigation, administrative proceeding, suit instituted by any creditors of Borrower or investigation under any federal securities law, the Bankruptcy Code, any relevant state corporate statute or any other securities law, bankruptcy law or law affecting creditors generally of any jurisdiction, or any regulation pertaining to any of the foregoing, or at common law or otherwise, relating, directly or indirectly, to the transactions contemplated by the Term Loan Documents, except that nothing herein shall require Borrower to indemnify and save Lender harmless from liability for losses, costs, damages or expenses, the sole and proximate cause of which is (a) Lender's own gross negligence or willful misconduct or (b) Lender's violation of its corporate charter or by-laws or of laws or regulations applicable to Lender.

          9.2.3 Operation of Collateral; Joint Venturers. Any loss, cost,
                ----------------------------------------
     liability, damage or expense (including attorneys' fees) incurred in connection with the ownership, operation or maintenance of the Collateral, the construction of Lender and Borrower as having the relationship of joint venturers or partners or the determination that Lender or Borrower has acted as agent for the other.

          9.2.4 Environmental Indemnity. Any and all claims, losses, damages,
                -----------------------
     response costs, clean-up costs and expenses suffered and/or incurred at any time by Lender arising out of or in any way relating to the existence at any time of any Hazardous Materials in, on, under, at, transported to or from, or used in the construction and/or renovation of, any of the Real Property or Leasehold Property, and/or the failure of Borrower to perform its obligations and covenants hereunder with respect to environmental matters, including, but not limited: (a) claims of any Persons for damages, penalties, response costs, clean-up costs, injunctive or other relief, (b) costs of removal and restoration, including fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any Governmental Body, and (c) any expenses or obligations, including attorneys' fees and expert witness fees, incurred at, before and after any trial or other proceeding before any Governmental Body or appeal therefrom whether or not taxable as costs, including, without limitation, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Borrower to Lender when incurred by Lender.

                                  ARTICLE 10
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     10.1 Notices. All notices, requests or demands required or permitted to be
          -------
given under the Term Loan Documents shall be in writing, and shall be deemed effective (a) upon hand delivery, if hand delivered; (b) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service; or (c) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, all with delivery charges and/or postage prepaid, and addressed as shown below, or to such other address as the party being notified may have requested in writing to the other party. Written notice may be given by telecopy to the telecopier number shown below or to such other number as the party being notified may have requested in writing to the other party, provided that such notice shall not be deemed effective unless it is confirmed within twenty-four (24) hours by hand delivery, courier delivery or mailing of a copy of such notice in accordance with the requirements set forth above.

     If to Borrower:          CPS Acquisition Corp.
                              c/o CPS Systems, Inc.
                              3400 Carlisle St., Suite 500
                              Dallas, Texas 75204
                              Attn:  Paul E. Kana
                              Telecopy No.: (214) 720-1380

     If to Lender:            Greyhound Financial Corporation
                              Dial Corporate Center
                              1850 North Central Avenue
                              Phoenix, Arizona 85077-1141
                              Attn:  Vice-President Law
                              Telecopy No.: (602) 207-5036

                              Greyhound Financial Corporation
                              311 So. Wacker, Suite 2725
                              Chicago, Illinois 60606
                              Attn:  Portfolio Manager
                              Telecopy No.:  (312) 322-7250

     10.2  Survival of Term Loan Agreement; Indemnities.  All covenants,
           --------------------------------------------
agreements, representations and warranties made in the Term Loan Documents and in the certificates delivered pursuant hereto shall survive the making by Lender of the Term Loan and the execution and delivery to Lender of the Term Loan Note and of all other Term Loan Documents and shall continue in full force and effect so long as any of Obligations remain outstanding, unperformed or unpaid. Notwithstanding the repayment of all amounts due under the Term Loan Documents, the cancellation of the Notes and the release and/or cancellation of any and all of the Term Loan Documents or the foreclosure of any Liens on the Collateral, the obligations of Borrower to indemnify Lender with respect to the expenses, damages, losses, costs and liabilities described in Section 9.2 shall survive until all applicable statute of limitations periods with respect to actions which may be brought against Lender have run.

     10.3  Further Assurance.  Borrower shall execute and deliver to Lender,
           -----------------
prior to or concurrently with its execution and delivery of this Term Loan Agreement and at any time thereafter at the request of Lender, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, pledges, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Lender may reasonably request, in form satisfactory to Lender, to perfect and continue perfected the Security Interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Term Loan Documents.

     10.4  Taxes and Fees.  Should any tax (other than taxes based upon the net
           --------------
income of Lender), recording or filing fees become payable in respect of any of the Term Loan Documents, or any amendment, modification or supplement thereof, Borrower agrees to pay the same to Lender on demand, together with any interest or penalties thereon attributable to any delay by Borrower in meeting Lender's demand, and agrees to hold Lender harmless with respect thereto.

     10.5   Serverability. In the event that any provision of any Term Loan
            -------------
Document is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other Governmental Body, as applicable, such Term Loan Document shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect. In lieu of each such unenforceable provision there shall be added automatically as a part of such Term Loan Document, a provision that is legal, valid and enforceable and is in similar in terms to such unenforceable provisions as may be possible.

     10.6   Waiver. No delay on the part of Lender in exercising any right,
            ------
power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege hereunder shall preclude other or further exercise thereof, or be deemed to establish a custom or course of dealing or performance between the parties hereto, or preclude the exercise of any other right, power or privilege.

     10.7   Modification of Term Loan Documents. No modification or waiver of
            -----------------------------------
any provision of any of the Term Loan Documents shall be effective unless the same shall be in writing and executed by the Person sought to be charged with the effect thereof, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

     10.8   Captions. The headings in this Term Loan Agreement are for purposes
            --------
of reference only and shall not limit or otherwise affect the meaning hereof.

     10.9   Successors and Assigns. This Term Loan Agreement shall be binding
            ----------------------
upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided, however, that neither this Term Loan Agreement nor any rights or obligations hereunder shall be assignable by Borrower without the prior express written consent of Lender, and any purported assignment made in contravention hereof shall be void. No standard of reasonableness shall attach to Lender's discretion in consenting or not consenting to any assignment.

     10.10  Remedies Cumulative. All rights and remedies of Lender pursuant to
            -------------------
this Term Loan Agreement, any other Term Loan Documents or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently. Lender shall not be required to prosecute collection, enforcement or other remedies against Borrower before proceeding to enforce or resort to any Collateral.

     10.11  Entire Agreement; Conflict. This Term Loan Agreement and the other
            --------------------------
Term Loan Documents, all executed prior or pursuant hereto, constitute the entire agreement between the parties hereto with respect to the transactions contemplated hereby or thereby and supersede any prior agreements, whether written or oral, relating to the subject matter hereof. In the event of a conflict between the terms and conditions set forth in one Term Loan Document and the terms and conditions set forth in any other Term Loan Document, the provisions imposing the greatest obligation upon Borrower, Company or other sureties for the Term Loan Obligations and granting the most expansive rights to Lender shall control.

     10.12  Participation. Lender shall have the right without the consent of or
            -------------
notice to Borrower to grant participating interests in the Term Loan. If Borrower receives notice from Lender of the grant of a participation interest, Borrower shall comply with any request set forth in such notice as to the payment directly to the participant of such participant's proportionate share of payments due from Borrower with respect to the Term Loan.

     10.13  Joint and Several Liability. Any obligations of more than one party
            ---------------------------
hereunder, including, without limitation, any obligations of Borrower, shall be joint and several obligations of such parties.

     10.14  Choice of Law; Jurisdiction; Venue; Waiver of Jury Trial.
            --------------------------------------------------------

            10.14.1 THIS TERM LOAN AGREEMENT AND THE OTHER TERM LOAN DOCUMENTS AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

            10.14.2 BORROWER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS TERM LOAN AGREEMENT OR THE SUBJECT MATTER HEREOF OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT BORROWER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. BORROWER HEREBY WAIVERS THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

            10.14.3 LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE TERM LOAN DOCUMENTS WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY SUCH PROCEEDING.

            10.14.4 ALL OF THE PROVISIONS SET FORTH IN THIS PARAGRAPH ARE A MATERIAL INDUCEMENT FOR LENDER'S MAKING THE TERM LOAN TO BORROWER.

                                  [Borrower's initials [SIGNATURE ILLEGIBLE]]
                                                        -------------------

     10.15 WRITTEN CREDIT AGREEMENT. THIS TERM LOAN AGREEMENT AND THE OTHER TERM
           ------------------------
LOAN DOCUMENTS HEREIN COLLECTIVELY CONSTITUTE THE WRITTEN CREDIT AGREEMENT WHICH IS THE COMPLETE AND FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH REGARD TO THE EXTENSION OF CREDIT AND/OR FINANCIAL ACCOMMODATION REFERRED TO HEREIN AS THE SAME EXISTS TODAY AND SUCH WRITTEN CREDIT AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL OR WRITTEN CREDIT AGREEMENT OR OF ANY CONTEMPORANEOUS ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER. BORROWER AGREES THAT ALL NON-STANDARD TERMS OF THE CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE EXTENSION OF CREDIT REFERRED TO HEREIN AND ALL PRIOR ORAL CREDIT AGREEMENTS AND CONTEMPORANEOUS ORAL AND WRITTEN CREDIT AGREEMENTS BETWEEN THEM WITH RESPECT TO THE EXTENSION OF CREDIT REFERRED TO HEREIN ARE SUFFICIENTLY SET FORTH HEREIN AND IN THE OTHER TERM LOAN DOCUMENTS, WITHOUT EXCEPTION. BY SIGNING AND/OR ACCEPTING THIS TERM LOAN AGREEMENT, BORROWER AND LENDER AFFIRM THAT NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH REGARD TO THE AFORESAID EXTENSION OF CREDIT OR OTHER FINANCIAL ACCOMMODATION EXISTS.

     10.16 TIME OF ESSENCE. TIME IS OF THE ESSENCE FOR THE PERFORMANCE BY
           ---------------
BORROWER AND THE OTHER OBLIGORS OF THE OBLIGATIONS SET FORTH IN THIS TERM LOAN AGREEMENT AND THE OTHER TERM LOAN DOCUMENTS.

     10.17 COUNTERPARTS. This Term Loan Agreement may be executed by the parties
           ------------
hereto in several counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

     10.18 SURETYSHIP RIGHTS AND DEFENSES. To the extent that any of the
           ------------------------------
Security Documents secures the Obligations of Company, Borrower hereby agrees that all of its agreements set forth in the Revolver Loan Guaranty with respect to suretyship rights and defenses by virtue of its status as a guarantor are and shall be applicable to all suretyship rights and defenses Borrower may have by virtue of it being a surety in any other capacity for the Obligations of Company.

     IN WITNESS WHEREOF, this Term Loan Agreement has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

     LENDER:                            GREYHOUND FINANCIAL CORPORATION, a
                                        Delaware corporation

                                        By:/s/Patricia Murray
                                           --------------------------------
                                           Patricia Murray, Vice-President


                                        CPS ACQUISITION CORP., a Georgia
                                        corporation


                                        By:/s/Paul E. Kana
                                           --------------------------------
                                           Paul E.Kana, President

                        LIST OF EXHIBITS AND SCHEDULES
                        ------------------------------

Schedule 1.1            (Borrower's Stockholders)
Schedule 1.1            (Borrower's Warrantholders)
Schedule 1.1            (Leases)
Schedule 1.1            (Intellectual Property)
Schedule 1.1            (Existing Operating Agreements)
Schedule 5.3.1          (Liens on Borrower's Stock)
Schedule 5.3.2          (Other Restrictions on Borrower's Stock)
Schedule 5.3.3          (Subsidiaries of Borrower)
Schedule 5.3.4          (Lien's on Company's Stock)
Schedule 5.3.6          (Subsidiaries of Company)
Schedule 5.6.2          (Location of Borrower's Goods and Offices)
Schedule 5.8.1          (Borrower's Financial Statements)
Schedule 5.9            (Litigation)
Schedule 5.19           (Operating Agreements)
Schedule 6.18           (Source Codes)

Exhibit 1.1             (IBM Agreement)
Exhibit 2.3.1           (Uses of Funds)
Exhibit 4.2.5           (Request for Advance, Certification and Disbursement
                        Instructions)
Exhibit 5.3.1           (Capitalization of Borrower)
Exhibit 5.3.4           (Capitalization of Company)
Exhibit 6.3.3           (Certificate of Chief Financial Officer)
Exhibit 6.7.2           (Assignment of Life Insurance)

                                 SCHEDULE 1.1
                                 ------------
                           (BORROWER'S STOCKHOLDERS)

Paul E. Kana, Sidney H. Courdier, Brian R. Wilson, G. Dean Booth, and James K. Hooford, Jr.

                                 SCHEDULE 1.1
                                 ------------
                          (BORROWER'S WARRANTHOLDERS)


Hanifen Imhoff Mezzanine Fund, L.P. and Percival Hudgins & Company, Inc.

                                 SCHEDULE 1.1
                                 ------------
                                   (LEASES)

1. Office Lease dated April 30, 1991 between Sovereign Center Company and Company for lease of office at 9720 Town Park Drive, Suite 115, Houston, Texas. Now on a month-to-month basis.

2. Lease Agreement dated July 1993 between West Texas Investors #103 and Company for lease of office at 3311 - 81st Street, Lubbock, Texas. Now on a month to-month basis.

3. Lease Agreement dated May 1, 1992, between Life and Casualty Insurance Company and Company for lease of office at 900 Isom, Suite 102, San Antonio, Texas. Expiration: 12-31-94.

4. Lease Agreement dated February 18, 1990, between Aetna Life Insurance Company and Company for lease of principal executive offices at 3400 Carlisle, Suite 500, Dallas. Expiration: April 30, 1995.

5. Lease dated October 18, 1990 between Kroger Properties and Company for office lease at 3840 S. 103, East Avenue, Tulsa, OK. Expiration: November 30, 1994 .

6. Agreement to Lease dated February 18, 1994 between Spectrum Real Estate Service, Inc. and Company for office lease at 5205 West laurel, Tampa, FL.
     Expiration: April 30, 1997.

7. Equipment Lease dated January 28, 1994 between Third Century Leasing and Company for lease of three Mita copiers. Expiration: January 31, 1997.

8. Pitney Bowes Credit Corporation: Four equipment leases for postage meters and scales.

                                 SCHEDULE 1.1
                                 ------------

                            (INTELLECTUAL PROPERTY)

1.   Oklahoma trademark "INFOTRIEV".

2.   Texas trademark or service mark "INFOTRIEV"

3.   U.S. Trademark reg. no. 1288749 for "INFOTRIEV"

4. Copyright protection claimed on all Company Products and materials; however, no copyrights have been registered.

                                 SCHEDULE 1.1
                        (EXISTING OPERATING AGREEMENTS)

                          CPS BUSINESS SYSTEMS. INC.

                             OKLAHOMA SHERIFF SYSTEM
                             -----------------------

ITEM #         DESCRIPTION                                    ILF       MLF  MCA  MSM  IC   ATH
------         -----------                                    ---       ---  ---  ---  --   ---
810370         Basic Law Enforcement System
               15.000* po                                     $7.500   $138  $37  $74  $50 5/6/8
               w/ Uniform Crime Reporting (UCR) includes:
               .General Offense System
               .Employee/Security System
               .Name File/Known Offenders
               .Night-Emergency Listing
               .Fingerprint/Single Fingerprint File
               .Calls for Service
               .Warrants System/Civil Process
               .Method of Operations (MO File)
               .Criminal History
               .Arrests

               Basic Law - Less than 15.000 pop.               5.000    138   37   74   50 5/6/8

810390         Field Interview System (FIR)                    1.500     33   10   20   50 1/2/2.5

810400         Pawn Shop System                                2.000     40   11   22   50 1/2.2.5

810360         Juvenile System with UCR Reporting              1.500     33   10   20   50 1/3/4

810410         Small Jail Management                           3.750     83   22   44   50 6/8/12
               (Book-in for under 60 inmates)

810411         Large Jail Management                           5.100    115   31   62   50 6/8/12

810420         Small County Computer Aided                     10.400    260   70  139   50 6/8/12
               Dispatching (Population of
               under 40.000 people)

810345         Property Room Management                        1.100     25   10   20   50 1/2/3

810230         Bogus Checks                                    3.300     75   20   40   50 8/12/16

810270         Fleet/Equipment Management                      5.000    118   32   64   50


NOTE: No training is provided by CPS Systems. DPS in Atlanta is the only authorized training facility

For any IBM system, ADD 20% to the Initial License Fee.


February 11, 1991                                                     Page 19-1

                          CPS BUSINESS SYSTEMS, INC.

                             Commercial Accounting
                             ---------------------

ITEM #         DESCRIPTION                     ILF       MLF  MCA  MSM  IC   ATH
------         -----------                     ---       ---  ---  ---  --   ---
500012         Integrated General Ledger with  $2,200    $53  $15  $29  $50
               Fixed Budget Reporting

500860         Financial Report Writer            500     13   10   20   50

500052         Intergrated Accounts Payable     1,700     43   12   23   50

500060         Accounts Receivables             2,500     63   17   35   50
               (Open Items)

500061         Accounts Receivables             1,200     30   10   20   50
               (Balance Forward)

500042         Intergrated Payroll              2,000     50   13   27   50

500043         After-the-Fact Payroll with      1,000     25   10   20   50
               941's & W2's

500720         Depreciation (Tax & Book)        1,800     45   12   24   50

500112         Inventory by Warehouse           3,000     75   20   40   50

500022         Purchase Orders                  3,000     75   20   40   50

500270         Fleet/Equipment Management       4,750    118   32   64   50

NOTE:
For any IBM system, ADD 20% to the Initial License Fee.

February 11, 1991                                                      Page 20-1

                          CPS BUSINESS SYSTEMS, INC.

                             OIL AND GAS PRODUCERS
                             ---------------------

ITEM #         DESCRIPTION                   ILF       MLF  MCA  MSM  IC   ATH
------         -----------                   ---       ---  ---  ---  --   ---
600012         General Ledger with YTD       $3,500    $58  $23  $46  $50
               & Comparative Statements

600860         Financial Report Writer          500     13   10   20   50

600052         Accounts Payable               3,200     50   21   43   50

600570         Joint-Interest Billing         3,500     38   23   46   50
               (Requires 600061 or 600060)

600061         Accounts Receivables           1,750     ??   12   24   50
               (Balance Forward)

600060         Accounts Receivables           3,000     75   20   40   50
               (Open Item)

600580         Revenue Distribution           2,750     69   18   36   50
               (Royal Payable)

600590         WPT Module (Rev. Dist.)        1,200     30   10   20   50

600600         Revenue Accounting with WPT
               Module                         3,500     88   23   46   50

600042         Payroll                        3,000     75   20   40   50

600044         Expanded Drilling Payroll      3,000     75   20   40   50

600043         After-the-Fact Payroll with      500     13   10   20   50
               941's and W2's

600710         Lease Reporting                2,400     60   16   32   50

600610         Production Cost Report         2,400     60   16   32   50
               (8/8 Information)

600620         Reserves and Economics
               Evaluation                     3,000     75   20   40   50

NOTE:
For any IBM system, ADD 20% to the Initial License Fee.

February 11, 191                                                      Page 20-2s

                          CPS BUSINESS SYSTEMS, INC.

                             OIL AND GAS PRODUCERS
                             ---------------------

ITEM #         DESCRIPTION                     ILF       MLF  MCA  MSM  IC   ATH
------         -----------                     ---       ---  ---  ---  --   ---
600630         Monthly Production Reporting    $1,500    $38  $10  $20  $50
               (P1 & P2)

600640         (Depletion Requires 600012)      2,400     60   16   32   50

600720         Depreciation (Tax & Book)        2,400     60   16   32   50
               (Requires 600012)

600660         Authorization for Expenditures   1,500     38   10   20   50

600670         Basic Land Management System     3,500     88   23   46   50

600680         Delay Rentals (Requires 600670)  2,000     50   13   26   50

600690         Land Joint Billing               2,000     50   13   26   50
               (Requires 600670 & 600680)

600700         Lease Equipment Inventory        2,400     60   16   32   50

600790         Production Accounting            3,500     88   23   46   50
               (Run, Ticket, Gas, Water)

600870         Partnership Accounting           2,500     63   17   34   50

600022         Purchase Orders                  3,000     75   20   40   50

600270         Fleet/Equipment Management       4,750    118   32   64   50





NOTE:
For any IBM system, ADD 20% to the Initial License Fee.

February 11, 1991                                                     Page 20-2b

                                SCHEDULE 5.3.1
                                --------------
                          (LIENS ON BORROWER'S STOCK)

                                     NONE

                                SCHEDULE 5.3.2
                                --------------
                   (OTHER RESTRICTIONS ON BORROWER'S STOCK)


Subordination Pledge to Hanifen Imhoff Mezzanine Fund, L.P.

                                SCHEDULE 5.3.3
                                --------------
                          (SUBSIDIARIES OF BORROWER)

CPS Systems, Inc. is a subsidiary of CPS Acquisition Corp. until those entities are merged.

                                SCHEDULE 5.3.4
                                --------------
                          (LIENS ON COMPANY'S STOCK)

Pledge of 7,132 shares of CPS Systems, Inc. treasury stock to secure indebtedness to Paul A. Hughes and Gloria P. Schlab, which pledge will be released at closing.

                                SCHEDULE 5.3.6
                                --------------
                           (SUBSIDIARIES OF COMPANY)

                                     NONE

                                SCHEDULE 5.6.2

                         LOCATION OF GOODS AND OFFICES

                                  CPS OFFICES


CPS - DALLAS                                        (214) 855-5277
3400 Carlisle, Suite 500            AFTER HOURS     (214) 855-5278
Dallas, TX 75204                    TOLL FREE       (800) 858-5277
                                    FAX             (214) 720-1380


CPS - HOUSTON                                       (713) 981-4076
9720 Town Park Dr., Suite 115       FAX             (713) 981-4077
Houston, TX 77036


CPS - LUBBOCK                                       (806) 791-2406
3311 81St Street, Suite S
Lubbock, TX 79423


CPS - OKLAHOMA CITY                                 (405) 942-7696
1300 South Meridan, Suite 103
Oklahoma City, OK 73108


CPS - SAN ANTONIO                                   (210) 366-0263
900 Isom Rd., Suite 310             FAX             (210) 366-0247
San Antonio, TX 78216


CPS - TAMPA                                         (813) 288-9880
5005 West Laurel, Suite 215         TOLL FREE       (800) 858-5276
Tampa, FL 33607                     FAX             (813) 288-9791


CPS - TULSA                                         (918) 665-6755
3840 South 103rd Ave., Suite 216    AFTER HOURS     (918) 665-6757
Tulsa, OK 74146                     OR              (918) 665-6590
                                    FAX             (918) 665-6758


CPS - WICHITA FALLS                 JIM PURDLE      (817) 696-1733
3508 McNeil, Suite D                NEIL HULL       (817) 696-1724
WICHITA FALLS, TX 76308             FAX             (817) 696-2058

                                SCHEDULE 5.8.1
                                --------------
                        (BORROWER FINANCIAL STATEMENTS)


Audited year end financial statements for CPS Systems, Inc. for years 1990 through 1993 and unaudited interim 1994 financial statement for CPS Systems, Inc. through November 30, 1994.

                                 SCHEDULE 5.9
                                 ------------
                                 (LITIGATION)

     A complaint alleging discrimination based on sex was filed in Tampa, Florida, with the EEOC by Dea Knapp. Mrs. Knapp was terminated shortly following her return from pregnancy leave, based on her substandard performance before and after the leave. Such finding was upheld by the investigator for the Florida Human Relations Department; however, the Department issued a conflicting finding of just cause for Mrs. Knapp's complaint. No suit has been filed by Mrs. Knapp, and efforts toward settlement have been unsuccessful.

     A charge of discrimination based on sex and sexual harassment was filed September 14, 1994, with the EEOC in Dallas by Kathy S. Shoults. Ms. Shoults alleged that he was harassed on the day she resigned. The Company strongly deny the claim. No further action has been taken by any party on such complaint.

                                 SCHEDULE 5.19
                                 -------------
                            (OPERATING AGREEMENTS)

                                     NONE

                                 SCHEDULE 6.18
                                 -------------
                                (SOURCE CODES)

          Source Codes of current products being marketed by Company.

                                  EXHIBIT 1.1
                             (IBM AGREEMENT)

     You agree to pay amount equal to any applicable taxes resulting from any transaction under this Agreement. This does not include taxes based on our net income. You are responsible for personal property taxes for each Product from the date we ship it to you or the End User.

     You agree to provide us with valid reseller-exemption documentation for each applicable taxing jurisdiction. Otherwise, we will charge you all applicable state and local taxes or duties. You agree to notify us promptly if this documentation is revoked or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

     FAILURE TO PAY ANY AMOUNTS DUE

     If your account becomes delinquent, you agree that we may do one or more of the following:

          1. impose a finance change, up to the maximum permitted by law, on the delinquent portion of, the balance due:

          2. repossess any Products if we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorney's fees. You agree to make the Products available to us at a site that is mutually convenient:

          3. terminate this Agreement: or

          4. pursue any other remedy available at law.

     In addition, if your account with any of our subsidiaries becomes delinquent, we may terminate this Agreement.

12.  TITLE

     As an Aggregator, when you order a Machine from us, we do not transfer title to you. As any other remarkater, when you order a Machine, we transfer title to you when the Machine is shipped by us or your Aggregator.

     Any prior transfer of title to a Machine to you is void from its inception when 1) it is accepted as a returned Machine or 2) you deliver it under the IBM Employee Sales Program.

     If an End User orders a Machine from us (and not from you) and we pay you a fee to deliver that Machine, we transfer title to the End User (and not to you) when you deliver the Machine.

     We do not transfer title to Programs.

     PURCHASE MONEY SECURITY INTEREST

     We reserve a purchase money security interest in a Machine, and you grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, a Product, until we receive the amounts due. For a feature, conversion, or upgrade involving the removal of parts that become our property, we reserve the security interest until we receive the amounts due and the removed parts. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

     END USER LEASE FINANCING

     If an End User obtain a Lease for a Machine for legitimate financing purposes, you may transfer title to the Machine to the lessor. You may finance End Users, Product acquisitions.

13.  RISK OF LOSS

     We bear the risk of loss for a Product until its initial delivery from us.

                                 EXHIBIT 2.3.1
                                 -------------
                                (USE OF FUNDS)

1. The proceeds of the Term Loan will be used by CPS Acquisition Corp. to finance its acquisition of CPS Systems, Inc.

2. The proceeds of the Revolver Loan will be used for working capital by CPS Systems, Inc.

                                 EXHIBIT 4.2.5

                    (REQUEST FOR ADVANCE, CERTIFICATION AND
                          DISBURSEMENT INSTRUCTIONS)

                      REQUEST FOR ADVANCE, CERTIFICATION
                         AND DISBURSEMENT INSTRUCTIONS

     1. The undersigned ("Borrower") requests Greyhound Financial Corporation ("Lender") to disburse loan proceeds in the amount of One Million Five Hundred Thousand Dollars ($1,500,000) upon receipt hereof, pursuant to the Term Loan and Security Agreement between such parties dated as of December 30, 1994 (with all amendments, "Agreement").

     2. Borrower certifies that all conditions required by the Agreement to be satisfied prior to the requested disbursement have been satisfied.

     3.   Borrower hereby instructs Lender to disburse the advance as follows:

          (i)       Amount: $1,500,000
                    Name: CPS Shareholders Clearing Account
                    Bank: Comerica Bank - Texas
                    Bank Address:__________________________
                    Notify Debbie Sue Brewer 890-4660 upon
                    arrival
                    ABA Routing No.: 111000753
                    Credit:________________________________
                    Account No. 7833-07758-4

          (ii)      Amount: $_____________________
                    Name:__________________________________
                    Bank:__________________________________
                    Bank Address:__________________________
                    _______________________________________
                    ABA Routing No.:_______________________
                    Credit:________________________________
                    Account No.:___________________________

          (iii)     Amount: $_____________________
                    Name:__________________________________
                    Bank:__________________________________
                    Bank Address:__________________________
                    _______________________________________
                    ABA Routing No.:_______________________
                    Credit:________________________________
                    Account No.:___________________________

          (iv)      Amount: $_____________________
                    Name:__________________________________
                    Bank:__________________________________
                    Bank Address:__________________________
                    _______________________________________
                    ABA Routing No.:_______________________
                    Credit:________________________________

                    Account No.: ______________________

     4. Borrower acknowledges and agrees that, even though all or a portion of the disbursements described above are to be directed to entities other than Borrower, receipt of such disbursements by such payees shall constitute receipt of the undersigned.

     5. Except as otherwise defined herein otherwise requires, all capitalized terms used meaning given to them in the Agreement.

     DATED: December 30, 1994

     BORROWER                           CPS ACQUISITION CORP.,
                                        a Georgia corporation


                                        By: /s/ Paul E. Kana
                                            ---------------------------
                                        Type/Print Name: Paul E. Kana
                                        Title:    President

                                 EXHIBIT 5.3.1
                                 -------------
                         (CAPITALIZATION OF BORROWER)


SHAREHOLDER                                            NUMBER OF SHARES
------------                                           ----------------

Paul E. Kana                                                  2918
CPS Systems, Inc.
3400 Carlisle
Suite 500
Dallas, Tx 75204

Sid H. Cardier                                                2918
Weybourne
#10 WRAY Park Rd.
Reigate, Surrey
England RH20DD

Brian R. Wilson                                               2918
22 Avnall Road
London, England
N51DP

James K. Hoofard                                               623
CPS Systems, Inc.
3400 Carlisle
Suite 500
Dallas, Tx 75204

G. Dean Booth                                                  623
Booth, Wade & Campbell
3100 Cumberland Cir
Suite 1500
Atlanta, GA 30339

                                 EXHIBIT 5.3.4(POST MERGER)
                                 -------------
                         (CAPITALIZATION OF COMPANY)


SHAREHOLDER                                            NUMBER OF SHARES
------------                                           ----------------

Paul E. Kana                                                  2918
CPS Systems, Inc.
3400 Carlisle
Suite 500
Dallas, TX 75204

Sid H. Cardier                                                2918
Weybourne
#10 WRAY Park Rd.
Reigate, Surrey
England RH20DD

Brian R. Wilson                                               2918
22 Avnall Road
London, England
N51DP

James K. Hoofard                                               623
CPS Systems, Inc.
3400 Carlisle
Suite 500
Dallas, TX 75204

G. Dean Booth                                                  623
Booth, Wade & Campbell
3100 Cumberland Cir
Suite 1500
Atlanta, GA 30339

                                 EXHIBIT 6.3.3
                                 -------------
                         (TO BE PROVIDED POST-CLOSING)

                                 EXHIBIT 6.7.2
                                 -------------
                        (ASSIGNMENT OF LIFE INSURANCE)

To be on life insurer's form, subject to Lender's approval, which approval shall not unreasonably be withheld.